Stein Roe Mutual Funds


Annual Report
June 30, 1999


[PHOTO OF BRIDGE]


Stein Roe Tax-Exempt Bond Funds

Tax-Exempt Funds

           Municipal Money Market Fund
           Intermediate Municipals Fund
           Managed Municipals Fund
           High-Yield Municipals Fund



STEIN ROE MUTUAL FUNDS
Sensible Risks. Intelligent Investments. (R)

Contents
--------------------------------------------------------------------------------

From the President................................................   1

   Tom Butch's thoughts on the markets and investing

Questions & Answers

   Interviews with the portfolio manager and
   a summary of investment activity
   Municipal Money Market Fund....................................   8
   Intermediate Municipals Fund ..................................   11
   Managed Municipals Fund .......................................   14
   High-Yield Municipals Fund ....................................   18

Portfolios of Investments.........................................   22

   A complete list of investments with market values

Financial Statements..............................................   48

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   58


Financial Highlights..............................................   63

   Selected per-share data

Report of Independent Auditors....................................   67





                Must be preceded or accompanied by a prospectus.

From the President
--------------------------------------------------------------------------------


To Our Shareholders

Fiscal 1999 was a frustrating period for municipal bonds. Fear of higher inflation outweighed the potentially beneficial effects of a strong domestic economy, driving down bond prices at the same time that bond issuance remained high.
   Municipal bonds generally performed in line with U.S. Treasury bonds of comparable maturity between June 1998 and June 1999. However, preserving capital was challenging. High yield municipal securities generally provided the highest returns for the period.
   The returns of Stein Roe's four municipal funds for the one-year and longer-term periods ended June 30, 1999 are shown on page 3. Amid a tough investing climate, each Fund - Stein Roe Municipal Money Market Fund, Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund, and Stein Roe High-Yield Municipals Fund -- provided positive results for shareholders who reinvested monthly dividends.
   Beginning on page 8, each Fund's manager(s) review events over the past 12 months that affected the tax-exempt securities market. While the past year's market results were weak, we remain confident that municipal bonds can be a rewarding asset class for a growing number of tax-sensitive investors as we enter a new millennium.

Double-Edge Dilemma:

Growth and Inflation In the 1990s, advances in technology -- particularly electronic commerce -- as well as prudent Federal Reserve monetary policy, have helped fuel one of the longest and strongest U.S. economic booms since the end of World War II. In May 1999, the nation's unemployment rate dropped to 4.2%, a level not seen since the 1960s.
   Our growing economy helps municipal bond issuers meet debt payments by increasing tax revenue, but too much growth can cause the cost of living to accelerate. Higher prices, in turn, reduce the purchasing power of bond income.
   When the government reported that inflation in April was higher than expected, bond traders demanded much higher yields from fixed-income investments. Bond prices -- which move in the opposite direction of yields -- fell sharply. This fear of inflation was compounded by the resignation of a U.S. Treasury Secretary who helped engineer the first budget surpluses in a generation, higher oil prices and reports of building material and labor shortages.

A Year of Volatility in Treasuries

As of June 30, 1999, the average yield of 30-year U.S. Treasury bonds stood at 5.98%, some 35 basis points (0.35%) higher than on June 30, 1988. However, this modest increase masks a year of exceptional volatility that saw yields fluctuate from a record low of 4.71% last October to a high of 6.19% in late June.



[PHOTO OF THOMAS W. BUTCH]

From the President Continued
--------------------------------------------------------------------------------


   Fiscal 1999 initially began with positive developments for Treasuries and a weak municipals market. Investors flocked to the safety of U.S. government debt as credit concerns mounted and equity markets weakened. By this spring, enthusiasm for Treasuries waned. U.S. corporate profits were generally better than expected, stocks soared and the domestic economy showed vigorous growth. This past June, the Fed raised short-term interest rates by 25 basis points (0.25%) to 5%.
   At Stein Roe, we believe the U.S. economic environment may become more favorable for municipal bonds in the coming months as investors begin to realize that inflation is not expected to rise much beyond 3%. In addition, we think some companies may hold off on purchasing plans until after the year 2000, helping to temper domestic growth.

Little Chance of Tax Relief

Despite huge federal budget surpluses, Washington appears unlikely to enact across-the-board income tax relief for the people whose earnings have generated the surplus -- America's high-income taxpayers.
   With a divided Congress and an unreceptive executive branch, it appears that municipal bonds remain one the few ways tax-sensitive investors can increase their income potential without inflating their tax burden. Continued domestic growth has helped many states maintain high credit ratings, helping to support bond prices.
   As interest rates have risen in 1999, new municipal bond issuance has dropped more than 30% from year-earlier levels, according to The Bond Buyer, a municipal bond trade publication. This is potentially good news for municipal bond investors because if demand for tax-exempt securities remains steady or better, bond prices should hold up well, all things being equal.
   I urge you to review the role your municipal bond fund plays in your portfolio and consider increasing your financial commitment to this asset class, especially now that yields have become more attractive. Remember, too, that tax-exempt investing can allow you to take maximum advantage of the compounding effects of interest income.

   Sincerely,

   [SIGNATURE HERE]

   Thomas W. Butch
   President
   July 19, 1999

Income may be subject to state or local taxes and the federal alternative minimum tax. Capital gains, if any, are subject to federal, state and local taxes.

Fund Performance
--------------------------------------------------------------------------------

                          Average Annual Total Returns
                           Periods Ended June 30, 1999

                                                   1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Stein Roe Municipal Money
  Market Fund                                       2.73%     3.01%      3.23%
U.S. Consumer Price Index (Inflation)               2.00%     2.35%      3.04%
Lipper Tax-Exempt Money Market
  Fund Average                                      2.68%     3.00%      2.94%
Number of Funds in Peer Group                        128       106         69

Stein Roe Intermediate Municipals Fund              2.08%     5.59%      6.51%
Lehman Brothers 10-Year Municipal
  Bond Index                                        2.29%     6.83%      7.50%
Lipper Intermediate Municipal
  Debt Fund Average                                 1.93%     5.55%      6.30%
Number of Funds in Peer Group                        131        87         24

Stein Roe Managed Municipals Fund                   1.67%     6.36%      6.89%
Lehman Brothers Municipal Bond Index                2.76%     7.00%      7.43%
Lipper General Municipal Debt Fund Average          1.13%     6.18%      6.85%
Number of Funds in Peer Group                        259       154         76

Stein Roe High-Yield Municipals Fund               3.18%(a)   7.14%      6.97%
Lehman Brothers Municipal Bond Index                2.76%     7.00%      7.43%
Lipper High-Yield Municipal Debt Fund Average       1.90%     6.64%      6.82%
Number of Funds in Peer Group                         53        27         15
--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. An expense limitation of 0.70% was in effect for Municipal Money Market Fund and Intermediate Municipals Fund for part of the periods shown. Returns would have been lower without the limitation. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Each index shown above is an unmanaged group of fixed-income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. The U.S. Consumer Price Index is the government's measure of annual changes in the cost of living. Income may be subject to state or local taxes and the federal alternative minimum tax. Capital gains, if any, are subject to federal, state and local taxes. Sources: Lipper, Inc., a monitor of mutual fund performance, and Bloomberg Business News.
(a) 0.50% of the return is attributable to a one-time revaluation of a portfolio security reflecting the restructuring of this security. Absent this revaluation, the total return would have been 2.68%.

Total Return Comparison
--------------------------------------------------------------------------------

Intermediate Municipals Fund
--------------------------------------------------------------------------------

Growth of a $10,000 Investment  June 30, 1989 to June 30, 1999


[LINE CHART HERE]

Intermediate Municipals Fund


                                                                   Lipper
                   Lehman Brothers                              Intermediate
                       10-Year             Intermediate           Municipal
                      Municipal             Municipals            Debt Fund
                      Bond Index              Fund            Average (24 funds)
6/30/89                 10000                 10000                 10000
6/30/90                 10782                 10687                 10600
6/30/91                 11916                 11563                 11443
6/30/92                 13026                 12751                 12611
6/30/93                 14665                 14143                 13894
6/30/94                 14810                 14307                 14062
6/30/95                 16110                 15250                 15022
6/30/96                 17139                 16089                 15790
6/30/97                 18567                 17223                 16875
6/30/98                 20142                 18401                 18044
6/30/99                 20604                 18784                 18427



Intermediate Municipals Fund--Income Review
--------------------------------------------------------------------------------

Annual Income from a $100,000 Investment  June 30, 1989 to June 30, 1999


[BAR CHART HERE]


Intermediate Municipals Fund - Income Review



6/30/90                 6130
6/30/91                 6444
6/30/92                 6414
6/30/93                 6413
6/30/94                 6748
6/30/95                 7008
6/30/96                 7644
6/30/97                 8034
6/30/98                 8465
6/30/99                 8628


Total Distributions = $80,778

Account Value = $187,731


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The line chart assumes a $10,000 investment on 6/30/89, reinvestment of distributions and compares fund performance to an unmanaged group of fixed income securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. The bar chart assumes a $100,000 initial investment on 6/30/89, continuous reinvestment of distributions. Each bar shows the amount of income dividends for each 12-month period ended June 30 after the initial investment. An expense limitation of 0.70% was in effect for Intermediate Municipals Fund for part of the periods shown. Returns would have been lower without the limitation. The Fund distributed $8,529 in capital gains for the period shown. Sources:
Weisenberger(R) and Lipper, Inc.

Total Return Comparison Continued
--------------------------------------------------------------------------------


Managed Municipals Fund
--------------------------------------------------------------------------------

Growth of a $10,000 Investment  June 30, 1989 to June 30, 1999


[LINE CHART HERE]


Managed Municipals Fund line chart


                                             Lipper
                                            Municipal               Lehman
                       Managed              Debt Fund              Brothers
                      Municipals             Average               Municipal
                        Fund               (76 Funds)             Bond Index
6/30/89                 10000                 10000                 10000
6/30/90                 10617                 10538                 10681
6/30/91                 11566                 11410                 11643
6/30/92                 12944                 12822                 13014
6/30/93                 14342                 14371                 14571
6/30/94                 14300                 14266                 14595
6/30/95                 15318                 15398                 15883
6/30/96                 16279                 16303                 16937
6/30/97                 17667                 17627                 18335
6/30/98                 19146                 19146                 19923
6/30/99                 19466                 19412                 20473



Managed Municipals Fund--Income Review
--------------------------------------------------------------------------------

Annual Income from a $100,000 Investment  June 30, 1979 to June 30, 1999


[BAR CHART HERE]


Managed Municipals Fund bar chart



                 Managed Muncipals Fund
6/30/80                 6166
6/30/81                 7402
6/30/82                 8777
6/30/83                 9285
6/30/84                 7357
6/30/85                11160
6/30/86                12456
6/30/87                13163
6/30/88                17277
6/30/89                15543
6/30/90                16240
6/30/91                16832
6/30/92                18061
6/30/93                18231
6/30/94                18908
6/30/95                19606
6/30/96                20618
6/30/97                21324
6/30/98                22756
6/30/99                23363


Total Distributions = $367,385

Account Value = $462,758



Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The line chart assumes a $10,000 investment on 6/30/89, reinvestment of distributions and compares fund performance to an unmanaged group of fixed income securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. The bar chart assumes a $100,000 initial investment on 6/30/79, continuous reinvestment of distributions. Each bar shows the amount of income dividends for each 12-month period ended June 30 after the initial investment. The Fund distributed $48,197 in capital gains for the 20-year period shown. Sources: Weisenberger(R) and Lipper, Inc.

Total Return Comparison Continued
--------------------------------------------------------------------------------


High-Yield Municipals Fund
--------------------------------------------------------------------------------

Growth of a $10,000 Investment  June 30, 1989 to June 30, 1999


[LINE CHART HERE]


High Yield Municipals Fund



                                             Lipper
                                           High-Yield              Lehman
                      High-Yield          Municipal Debt          Brothers
                      Municipals           Fund Average           Municipal
                         Fund               (15 Funds)           Bond Index
6/30/89                 10000                 10000                10000
6/30/90                 10761                 10502                10681
6/30/91                 11709                 11224                11643
6/30/92                 12759                 12481                13014
6/30/93                 13765                 13807                14571
6/30/94                 13896                 13959                14595
6/30/95                 15084                 15080                15883
6/30/96                 16120                 15999                16937
6/30/97                 17551                 17414                18335
6/30/98                 19012                 19058                19923
6/30/99                 19633                 19429                20473



High-Yield Municipals Fund--Income Review
--------------------------------------------------------------------------------

Annual Income from a $100,000 Investment  June 30, 1989 to June 30, 1999


[BAR CHART HERE]


High Yield Municipals Fund


6/30/90                 7425
6/30/91                 7813
6/30/92                 8300
6/30/93                 7880
6/30/94                 8063
6/30/95                 8264
6/30/96                 9197
6/30/97                10298
6/30/98                10120
6/30/99                10331


Total Distributions = $97,982

Account Value = $195,810



Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The line chart assumes a $10,000 investment on 6/30/89, reinvestment of distributions and compares fund performance to an unmanaged group of fixed income securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. The bar chart assumes a $100,000 initial investment on 6/30/89, continuous reinvestment of distributions. Each bar shows the amount of income dividends for each 12-month period ended June 30 after the initial investment. The Fund distributed $9,899 in capital gains for the period shown. Sources: Weisenberger(R) and Lipper, Inc.

To Contact Us. . .
--------------------------------------------------------------------------------


By Phone 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe Traditional, Roth and Education IRAs. We're available seven days a week, from 7 a.m. to 7 p.m. weekdays and from 9 a.m. to 1 p.m. Saturday and Sunday (Central time).

Stein Roe's Funds-on-Call(R)
24-Hour Service Line
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day: o Exchange shares between your Stein Roe accounts; o Purchase fund shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

Retirement Plan Accounts
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on Traditional, Roth and Education IRA plans, call us toll free at 800-338-2550.

By Mail or E-Mail

If you prefer to contact us by mail, please address all correspondence to: P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to: comments@steinroe.com or visit us at www.steinroe.com on the Internet.

In Person

If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive. Our account representatives can answer questions about your current Fund investments or provide you with information about any of the Stein Roe Funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

Must be preceded or accompanied by a prospectus.

Questions & Answers

An Interview with Veronica Wallace, Portfolio Manager of Stein Roe Municipal Money Market Fund and SR&F Municipal Money Market Portfolio
--------------------------------------------------------------------------------

                                    Fund Data
   Investment Objective:
   Seeks maximum current tax-free income consistent with safety of capital and maintenance of liquidity by investing principally in a diversified portfolio of short-term municipal securities.

   Fund Inception:
   March 15, 1983

   Total Net Assets:
   $119.0 million

Q: How did the Fund perform for the fiscal year ended June 30, 1999?

Wallace: Overall it was a good year. We were positioned long early in the fiscal year and we didn't have to buy into the rate decline in the fall. The Fund posted a 2.73% one-year return, just slightly higher than the 2.68% return of the average tax-exempt money market fund according to Lipper, Inc.

Q: How did you manage the Fund through the multiple rate decreases in the first two quarters of the fiscal year?

Wallace: In the summer of 1998 we expected interest rates to decline, so we extended maturity. The longer average maturity helped us going into the rate decline in September and October of last year by allowing us to lock in higher yields. As of Sept. 30, 1998, we had an average maturity of 64 days. This supported the Fund's performance in the ensuing, although temporary, lower interest rate environment.

Q: How did the Fund keep pace with inflation?

Wallace: The portfolio's 7-day yield as of Dec. 31, 1998 was 3.13%. As securities in the portfolio matured this past spring, the portfolio's income potential declined so that as of June 30, 1999, the portfolio's 7-day current yield was 2.74%. Still, the portfolioreturn outpaced the cost of living, which rose 2.0% for the period, preserving the purchasing power of your investment dollars.
   We expect that the Federal Reserve's recent interest rate increase will benefit the Fund. We expect the income potential of variable rate notes in the portfolio to rise. Going forward, we expect rates on other paper to look better and the Fund's income potential to increase accordingly.



[PHOTO OF VERONICA WALLACE HERE]

Questions & Answers Continued
--------------------------------------------------------------------------------


Q: How was the supply of municipal securities this fiscal year?

Wallace: Municipalities did not need to borrow as much due to the strong economy, and therefore supply was lower and many issues were expensive.
   Municipal supply is also very cyclical. We usually see a huge supply in June and heavy issuance in August. In fact, certain large municipalities always issue at the same times each year. Supply normally dwindles at year-end and becomes a trickle during the first calendar quarter.

Q: Did supply affect the Fund's performance?

Wallace: With supply so low during the first quarter, rates are generally poor during this period. We are accustomed to the cyclical nature of the municipal market and try to buy more cautiously at certain times of the year - looking for attractively priced issues. To us, an attractive price means a note or paper priced at 68% to 70% of U.S. Treasury bills. Anything priced below 65% of Treasuries we consider too expensive for this Fund.

Q: You've increased your position in variable-rate notes. Why?

Wallace: Variables provide the potential for liquidity and stability and we use them to try to increase our short-term yield. With commercial paper and notes not as attractive recently, we've looked to weekly variable-rate notes for a large portion of the portfolio.

Q: What is your outlook for the rest of 1999?

Wallace: We'll watch the Fed closely. They have a neutral stance right now, but we don't feel it is significant enough to not keep a close eye on the U.S. and global economies. If we see signs of the economy shifting toward inflation, we'll look for another interest rate increase.
   If, over the last half of this year, we see bonds priced at 70% of U.S. Treasuries, we may buy them. If not, we'll sit where we are for awhile. We are comfortable with where the portfolio is positioned and believe we would only need to scramble if the market shifts dramatically toward a rate decline.

Past performance is no guarantee of future results. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. The Adviser currently limits expenses to 0.70% of average net assets. Absent these limits, the 7-day current tax-free yield as of 6/30/99 would have been 2.59%, and total return would have been less. Tax-free income is exempt from federal taxes but may be subject to the alternative minimum tax. Current yield is net of all fees and represents annualization of dividends declared and payable to shareholders for the last seven days of investment. Portfolio composition is disclosed for SR&F Municipal Money Market Portfolio. Portfolio holdings are as of 6/30/99 and subject to change. Source of Lipper data: Lipper, Inc.

Portfolio Highlights
--------------------------------------------------------------------------------
                      SR&F Municipal Money Market Portfolio

                             Security Type Breakdown

                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 1999      JUNE 30, 1998
--------------------------------------------------------------------------------
Variable-Rate Notes                                 75.0%               68.9%
Tax-Exempt Bonds                                    14.8                15.5
Other Tax-Exempt Notes                               4.3                 5.2
Put Bonds                                            3.8                 4.3
Tax & Revenue Anticipation Notes                     1.4                 4.6
Commercial Paper                                     0.7                 1.5
--------------------------------------------------------------------------------

Total Investments                                  100.0%              100.0%

                              Portfolio Statistics

                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 1999      JUNE 30, 1998
--------------------------------------------------------------------------------
7-day Dollar-Weighted Average Maturity            45 days           68.4 days
7-day Current Yield*                               2.74%              3.00%

*Net of all fees and expenses and represents an annualization of dividends declared and payable to shareholders for the last seven days of investment.



--------------------------------------------------------------------------------
                                    Maturity

[PIE CHARTS HERE]


As of June 30, 1998

Greater than 299 Days - 11.0%

180-299 Days - 7.3%

90-179 Days - 6.5%

30-89 Days - 3.7%

1-29 Days - 71.5%


As of June 30, 1999

Greater than 299 Days - 7.1%

180-299 Days - 3.5%

90-179 Days - 7.8%

30-89 Days - 4.7%

1-29 Days - 76.9%

Questions & Answers
--------------------------------------------------------------------------------


An Interview with Joanne Costopoulos,
Portfolio Manager of Intermediate Municipals Fund


                                    Fund Data
   Investment Objective:
   Seeks high current yield exempt from federal income tax, consistent with capital preservation, through investment primarily in the three highest grades of intermediate-term municipal securities. The dollar-weighted average maturity of the Fund's portfolio is between three and 10 years.

   Fund Inception:
   Oct. 9, 1985

   Total Net Assets:
   $168.9 million



Q: How did the Fund perform in fiscal 1999?

Costopoulos: The Fund provided a total return of 2.08% for the fiscal year ended June 30, 1999. This was more than the Lipper intermediate municipal debt fund peer group return of 1.93%. The Lehman Brothers 10-Year Municipal Bond Index returned 2.29% for the same period.

Q: To what do you attribute the Fund's lower relative return?

Costopoulos: The Fund's average duration was 5.9 years as of June 30,1999. As intermediate and long-term interest rates rose during the period, the Fund outperformed its peers. This is because when interest rates rise, a bond with a long duration (which measures a bond's price sensitivity to interest rate movements) generally is more susceptible to price volatility.

[PHOTO OF JOANNE COSTOPOULOS HERE]

The opposite is true when interest rates decline, which we believe will happen over the course of the next six months. For this reason, we expect to maintain the Fund's duration slightly longer.

Q: How did the Fund's strategic positioning change over the past 12 months?

Costopoulos: Our credit quality focus, though still firmly rooted in investment-grade municipal bonds (90% of net assets), shifted somewhat during the latter half of fiscal 1999 to try to take advantage of the strong income potential available from lower-quality issues, primarily municipal bonds rated BBB and select non-rated bonds. As credit spreads (the difference in yield between lower-rated and higher-rated securities)

Questions & Answers Continued
--------------------------------------------------------------------------------


widened in the first six months of calendar year 1999, this translated into higher relative yields from non-investment grade bonds. We believe the added yield potential from these bonds has adequately compensated us for taking on additional credit risk.

Q: Do you plan to add to the Fund's holdings in lower-rated bonds?

Costopoulos: No. If credit spreads move wider, we may swap lower-rated holdings for comparably rated, higher-yielding securities, but we do not plan to shift assets from the Fund's higher-quality holdings into lower-grade bonds. If spreads tighten, as we saw in calendar year 1998, we may sell our lower-rated holdings in favor of upgrading quality, while attempting to maintain income potential.

Q: Looking ahead, what areas of the municipal market do you think look attractive for fiscal 2000?

Costopoulos: We like the 10-year sector of the municipal yield curve. Bonds with a 10-year maturity currently offer about 90% of the yield of 30-year bonds. We plan to increase the portfolio's holdings in 10-year bonds since we see this as an opportunity to get almost as much yield as a long bond, but without as much interest rate risk. Historically, prices of 30-year bonds have fluctuated more than bonds with shorter maturities.

Q: What is your outlook for the year ahead?

Costopoulos: We think that intermediate and long-term interest rates will move lower over the next six months. If this happens, we may extend the portfolio's duration to try to take advantage of potentially greater returns.
   New issuance of municipal bonds should be more manageable than it was during the past 12 months. In calendar year 1998, total municipal bond supply soared to $286 billion--the second largest annual volume on record. Increased refinancing activity contributed to the large issuance. In the first six months of 1999, however, supply was down roughly 30% over the same period last year. We expect supply to be average to lower in the coming year.


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Portfolio holdings are as of 6/30/99 and are subject to change. The Advisor currently limits expenses to 0.70% of average net assets. Fund return as of 6/30/99 would have been lower without the limit. Absent past limits, the 30-day SEC and tax-equivalent yields as of 6/30/99 would have been 3.93% and 6.51%, respectively. Income distributions are exempt from federal income taxes but may be subject to the federal alternative minimum tax and state and local taxes. Capital gains, if any, are also taxable. The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged group of investment grade municipal bonds; it is not available for direct investment. Source of Lipper data: Lipper, Inc.

Fund Highlights
--------------------------------------------------------------------------------
                          Intermediate Municipals Fund

                                 Top Five States

                 PORTFOLIO                                  PORTFOLIO
               JUNE 30, 1999                              JUNE 30, 1998
--------------------------------------------------------------------------------
New York                          10.7%        New York                    14.1%
Georgia                           10.0         Texas                        8.8
Illinois                           9.9         Illinois                     8.7
Texas                              8.6         Georgia                      7.8
Arizona                            6.7         California                   7.6
                              Portfolio Statistics

                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 1999      JUNE 30, 1998
--------------------------------------------------------------------------------
Average Duration                                 5.9 years         5.9 years
Average Weighted Maturity                        8.6 years         8.8 years
Average Weighted Coupon                            6.28%            6.26%


--------------------------------------------------------------------------------

                                    Maturity

[PIE CHARTS HERE]


As of June 30, 1998

Greater than 15 Years - 14.1%

10-15 Years - 18.9%

5-10 Years - 40.4%

0-5 Years - 26.6%


As of June 30, 1999

Greater than 15 Years - 14.0%

10-15 Years - 18.9%

5-10 Years - 40.5%

0-5 Years - 26.6%


--------------------------------------------------------------------------------
                                Portfolio Quality

[PIE CHARTS HERE]


As of June 30, 1998

AAA - 71.7%

AA - 10.3%

A - 14.4%

BBB and Below - 3.6%


As of June 30, 1999

AAA - 67.6%

AA - 8.2%

A - 14.5%

BBB and Below - 9.7%

Questions & Answers
--------------------------------------------------------------------------------


An Interview with Brian Hartford and Bill Loring, Portfolio
Managers of Managed Municipals Fund

   [PHOTOS OF BRIAN HARTFORD AND BILL LORING]

                                    Fund Data
   Investment Objective:
   Pursues high tax-free income consistent with capital preservation by investing in a quality-conscious portfolio of long-term municipal securities.

   Fund Inception:
   Feb. 23, 1977

   Total Net Assets:
   $538.3 million

Q: How did the Fund perform in fiscal 1999?

Hartford: Managed Municipals Fund provided a total return of 1.67% for the fiscal year ended June 30, 1999. This was higher than the average return of its Lipper general municipal debt fund peer group (see page 3). The Lehman Brothers Municipal Bond Index returned 2.76% for the same period.

Q: Can you describe the market environment during the period?

Loring: Fiscal 1999 was a roller coaster year. Just a few weeks into our reporting period last summer, a rally in the U.S. Treasury market pushed the yield on the 30-year Treasury bond to just 4.71%. The rally was driven by a flight to quality. Investors, wary of credit risk in the wake of global economic uncertainty, avoided riskier bonds and equities and redeployed assets to Treasury bonds for safety and liquidity.
   Rising Treasury prices (and falling yields) created an opportunity for value-oriented municipal bond investors. We started the fiscal year with high-quality, 30-year municipal bonds yielding roughly 89% of 30-year Treasury bonds. That increased to 98% by late autumn, making tax-exempt bonds an attractive value compared to taxable bonds.
   Since then, strong U.S. economic growth and an apparent bottoming out of Southeast Asia's financial crisis restored investor confidence in riskier investments. At the same time, however, fear of inflation increased, causing Treasury prices to sink. By June 30, 1999, the average yield on 30-year U.S. Treasuries had risen to 5.97%. Long-term, high-quality municipal bonds yielded about 84% of 30-year Treasuries at fiscal year-end. We believe this is still an attractive ratio for tax-sensitive, income-oriented investors.

Questions & Answers Continued
--------------------------------------------------------------------------------


Q: Did you make any adjustments to the portfolio since the start of fiscal 1999?

Hartford: We emphasized higher-quality bonds (bonds rated A or better) in the portfolio. Still, we did add a few higher-yielding, lower-quality municipal bonds to the Fund's holdings in response to wider credit spreads and the resulting opportunity for strong income potential from this market segment in calendar year 1999. As of June 30, bonds rated BBB and below made up 11.2% of net assets.

--------------------------------------------------------------------------------
                    We sold shorter, non-callable bonds and
                    bought longer, non-callable bonds in an
                     effort to modestly increase portfolio
                     duration and preserve call protection
--------------------------------------------------------------------------------

   We bought several non-rated issues, including AEI Resources, the parent company of a large coal producer in the southeastern U.S., and Ladera Unified School District (0.3% and 0.2% of net assets, respectively). Though these bonds were non-rated at the time of purchase, we believe the financial standing of their respective issuers is of sound quality.
   We expect to maintain a large
portion of the portfolio's assets in non-callable bonds (59.4% as of June 30) given our outlook for a lower interest rate environment. We sold shorter, non-callable bonds and bought longer, non-callable bonds in an effort to modestly increase portfolio duration and preserve call protection.

Q: New issuance of municipal bonds has tapered off in 1999. What are the factors that are affecting supply?

Loring: One is the absolute level of interest rates. As rates have risen, bonds on the verge of being pre-refunded were no longer candidates for refinancing. Issuers like to use lower rates to refinance or pre-refund bonds to pay off older debt issued when rates were higher. Another factor is the psychology of the prospective issuers. If they think the timing of bringing a new deal to market is bad--for example, because rates are higher--they may postpone it. This tends to be a more temporary phenomenon affecting supply.

Q: What's the status of credit quality among state and local governments?

Hartford: Throughout this ongoing economic expansion, we've seen a tremendous amount of rating upgrades by national credit rating agencies. The ratio of upgrades to downgrades is around seven-to-one. Credit quality continues to improve because the strong economy raises tax revenues for the states and their municipalities which helps generate higher tax receipts than were

Questions & Answers Continued
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             We believe the Fed will
                                likely maintain a
                             neutral stance through
                             late 1999, which could
                              ultimately boost bond
                                     prices
--------------------------------------------------------------------------------

budgeted. This has enabled state and local governments to bank that extra money in their rainy day funds.

Q: What is your outlook for the economy for the rest of calendar year 1999? Loring:We think the economy is starting to slow and that some of the inflationary pressures that exist today will subside. Whether the Federal Reserve raises the federal funds rate (now 5%) more than 0.25% going forward poses some concern. We believe the Fed will likely maintain a neutral stance through late 1999, which could ultimately boost bond prices.


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Portfolio holdings are as of 6/30/99 and are subject to change. Income distributions are exempt from federal income taxes but may be subject to the federal alternative minimum tax and state and local taxes. Capital gains, if any, are also taxable. The Lehman Brothers Municipal Bond Index is an unmanaged group of investment grade municipal bonds; it is not available for direct investment. Source of Lipper data:
Lipper, Inc.

Fund Highlights
--------------------------------------------------------------------------------
                             Managed Municipals Fund

                                 Top Five States

                 PORTFOLIO                                  PORTFOLIO
               JUNE 30, 1999                              JUNE 30, 1998
--------------------------------------------------------------------------------
Georgia                           10.5%        Georgia                    13.6%
Illinois                          10.4         New York                   10.2
Massachusetts                      9.9         Massachusetts               8.8
New York                           9.2         Illinois                    7.9
Washington                         6.0         Washington                  6.2

                              Portfolio Statistics

                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 1999      JUNE 30, 1998
--------------------------------------------------------------------------------
Average Duration                                 7.8 years         7.3 years
Average Weighted Maturity                       16.3 years        14.9 years
Average Weighted Coupon                            5.90%            6.20%



--------------------------------------------------------------------------------
                                    Maturity

[PIE CHARTS HERE]


As of June 30, 1998

Greater than 25 Years - 10.3%

20-25 Years - 12.2%

15-20 Years - 23.8%

10-15 Years - 34.0%

5-10 Years - 7.2%

Less than 5 Years - 12.5%


As of June 30, 1999

Greater than 25 Years - 14.3%

20-25 Years - 17.0%

15-20 Years - 20.2%

10-15 Years - 29.6%

5-10 Years - 10.2%

Less than 5 Years - 8.7%


--------------------------------------------------------------------------------
                                Portfolio Quality

[PIE CHARTS HERE]


As of June 30, 1998

AAA - 36.7%

AA - 32.0%

A - 25.8%

BBB and Below - 5.5%


As of June 30, 1999

AAA - 34.6%

AA - 29.2%

A - 25.0%

BBB and Below - 11.2%

Questions & Answers
--------------------------------------------------------------------------------

An Interview with Maureen Newman Portfolio Manager of Stein Roe High-Yield Municipals Fund and SR&F High-Yield Municipals Portfolio

Q: How did the Fund perform in fiscal 1999?

Newman: High-Yield Municipals Fund outperformed the average of its Lipper peers for the 12-month period ended June 30, 1999. With dividends reinvested, the Fund had a total return of 3.18% for the 1999 fiscal year. Of the return of 3.18%, 0.50% was attributable to a one-time revaluation of a portfolio security reflecting the restructuring of this security. Absent this revaluation, the total return would have been 2.68%. The Lehman Brothers Municipal Bond Index returned 2.76% for the same period.
   We had a tremendous amount of volatility during the year. Deteriorating economic conditions in Southeast Asia, Latin America and in parts of Europe last summer triggered a flight to quality movement into U.S. Treasuries. Both Treasury and municipal bond prices rose through late summer and early fall.
   In late January, bond yields began to rise as reports of strong economic growth in the fourth quarter proved the economy resilient to international crises. Municipal bond yields rose as well, but not as much as those of Treasuries.

[PHOTO OF MAUREEN NEWMAN]

                                    Fund Data
   Investment Objective:
   Seeks a high level of tax-free income consistent with capital preservation by investing in long-term municipal securities, principally of medium or lower quality.

   Fund Inception:
   March 5, 1984

   Total Net Assets:
   $297.9 million


Q: You mentioned that January marked a turning point for the municipal bond market. Since then, how have you adjusted the portfolio's positioning?

Newman: For much of the period, the Fund's duration remained fairly stable. More recently, however, after U.S. Treasury prices have declined--and inversely yields have risen--we have modestly lengthened the duration of the Fund in an effort to take advantage of higher yields on municipal bonds at the long end of the yield curve.

Questions & Answers Continued
--------------------------------------------------------------------------------


Q: Have you changed the portfolio's holdings?

Newman: Yes, and quite significantly. Total holdings in the portfolio have increased to 139, up from just 114 issues last November, when I began managing the Fund.
   One of our goals has been to further diversify the portfolio's holdings. Toward that end, we decreased our position in airline bonds, one of the Fund's largest sector allocation last fall. For example, we sold bonds issued by United Airlines and Continental Airlines. Because credit spreads in this sector did not widen the way they did in most sectors, these bonds were richly priced, which also made them attractive sell candidates given the amount of value we were able to lock in.
   We also have been increasing our holdings in selected health care, education and housing issues--particularly senior housing and multifamily housing--since these sectors historically have been less cyclical and therefore may perform well in a slowing economy.

Q: Have you made any shifts in the portfolio's credit quality?

Newman: In keeping with our goal to maintain a broad mix of bonds, as well as our objective to provide a high level of tax-free income, we have marginally increased the portfolio's holdings of lower-rated securities. Typically we have strong security provisions on the portfolio's lower-quality bonds. For example, when we bought Walker Methodist, (0.4% of net assets), a Minnesota nursing home whose credit quality was nonrated, we got a mortgage on the property to give us added credit protection.

Q: In what areas of the country are you finding the best opportunities for yield?

Newman: We hold bonds in many states. However, our practice has been to buy fewer bonds in New York, California and Massachusetts because the yields in these high tax-burden states are usually not as great as in other states that have lower income tax rates or no income tax.

--------------------------------------------------------------------------------
              Our practice has been to buy fewer bonds in New York,
               California and Massachusetts because the yields in
              these high tax-burden states are usually not as great
             as in other states that have lower income tax rates or
                                 no income tax.
--------------------------------------------------------------------------------

Our experience has been that the higher the taxes, the greater the demand for tax-exempt bonds and the more investors are willing to pay, regardless of the bond's coupon. As a result, the issuer historically hasn't had to offer as much yield to attract investors.

Questions & Answers Continued
--------------------------------------------------------------------------------


Q: What is your outlook for the year ahead?

Newman: We believe that the U.S. economy will slow down to some extent in the coming year. This may be driven in part by the effects of a strong U.S. dollar on overseas trade which has started to moderate growth in the domestic manufacturing sector.

--------------------------------------------------------------------------------
                    We expect to reduce the Fund's exposure
                    to cyclical areas and increase holdings
                    in non-cyclical sectors such as schools,
                            health care and housing.
--------------------------------------------------------------------------------

Currently, some U.S. manufacturers believe they are losing overseas sales because their products are too expensive for foreigners to buy. As for High-Yield Municipals Fund, we expect to reduce the Fund's exposure to cyclical areas and increase holdings in non-cyclical sectors such as schools, health care and housing. We are also leaning toward slightly lengthening the Fund's duration to try to take advantage of any potential lowering of interest rates.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Portfolio holdings are disclosed as a percentage of SR&F High-Yield Municipals Portfolio as of 6/30/99 and are subject to change. Investing in high yield bonds involves greater credit risks than investing in higher-quality bonds. Income distributions are exempt from federal income taxes but may be subject to the federal alternative minimum tax and state and local taxes. Capital gains, if any, are also taxable. The Lehman Brothers Municipal Bond Index is an unmanaged group of investment grade municipal bonds; it is not available for direct investment. Source of Lipper data: Lipper, Inc.

Portfolio Highlights
--------------------------------------------------------------------------------
                      SR&F High-Yield Municipals Portfolio

                                 Top Five States

                 PORTFOLIO                                  PORTFOLIO
               JUNE 30, 1999                              JUNE 30, 1998
--------------------------------------------------------------------------------
Indiana                           11.9%        Indiana                    11.9%
Pennsylvania                      11.2         Pennsylvania                9.8
Colorado                           8.0         Texas                       9.1
Texas                              5.6         Colorado                    6.4
New York                           4.5         New York                    4.8


                              Portfolio Statistics

                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 1999      JUNE 30, 1998
--------------------------------------------------------------------------------
Average Duration                                 7.9 years         6.3 years
Average Weighted Maturity                       17.1 years        16.8 years
Average Weighted Coupon                            6.68%            6.71%



--------------------------------------------------------------------------------
                                    Maturity

[PIE CHARTS HERE]


As of June 30, 1998

Greater than 25 Years - 24.4%

20-25 Years - 15.2%

15-20 Years - 21.3%

10-15 Years - 12.1%

5-10 Years - 9.7%

Less than 5 Years - 17.3%


As of June 30, 1999

Greater than 25 Years - 23.4%

20-25 Years - 18.4%

15-20 Years - 18.8%

10-15 Years - 13.2

5-10 Years - 12.3%

Less than 5 Years - 13.9%


--------------------------------------------------------------------------------
                                Portfolio Quality

[PIE CHARTS HERE]


As of June 30, 1998

AAA - 20.7%

AA - 10.5%

A - 19.9%

BBB - 21.6%

BB and Below/Not Rated - 27.3%


As of June 30, 1999

AAA - 18.4%

AA - 6.9%

A - 19.5%

BBB - 23.3%

BB and Below/Not Rated - 31.9%

SR&F Municipal Money Market Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at June 30, 1999
(All amounts in thousands)

                                                         Principal     Amortized
Municipal Securities (105.0%)                               Amount          Cost
--------------------------------------------------------------------------------
Alabama (0.4%)
University of Alabama Revenue Series A (General Fee-Huntsville,
   MBIA Insured, prerefunded to 11/1/99, escrowed in
   U.S. Treasury securities) 7.000% 11/1/09..........      $  500        $  516

Alaska (0.2%)
Anchorage Alaska Water Revenue (FSA Insured) 4.500% 8/1/99    235            236

Arizona (1.7%)
Phoenix Industrial Development Authority (Spring Air Mattress Company
   Project, LOC Bank One Arizona) VRDB 3.720% (a)....       1,870         1,870
Scottsdale GO Series C 7.750% 7/1/00.................         450           468
                                                                         -------
                                                                           2,338
Arkansas (2.2%)
Clark County Solid Waste Disposal Revenue (Reynolds Metals Project,
   LOC SunTrust Bank) VRDB 3.400% (a)................       3,000         3,000

California (1.5%)
California Higher Education Loan Authority Student Loan Revenue Series A

   (LOC State Street) VRDB 3.200% (Mandatory
     Put 6/1/00) (a).................................        1,000         1,000
Los Angeles County Tax & Revenue Anticipation
     Notes 4.000% 6/30/00............................        1,000         1,007
                                                                         -------
                                                                           2,007
Colorado (3.1%)
Colorado Health Facilities Authority Revenue (AMC Cancer Research Center,
   LOC U.S. Bank NA) 3.400% 1/15/28 (Mandatory Put 1/15/00)   440           440
Colorado Springs IDR (Catalano Family LLP Project, LOC Bank One
   Colorado) VRDB 3.720% (a).........................       1,145         1,145
Lowry Economic Redevelopment Authority Colorado Revenue Series B
   (LOC Canadian Imperial Bank) VRDB 3.450% .........       1,000         1,000
SBC Metropolitan District Colorado (LOC U.S. Bank NA)
   3.350% 12/1/17 (Mandatory Put 12/1/99)............       1,555         1,555
                                                                         -------
                                                                           4,140
Florida  (1.0%)
Putnam County Development Authority PCR Series
     D (Seminole Electric Cooperation) VRDB 3.125%
     (Optional Put 12/15/99).........................       1,400         1,400

Georgia (1.8%)
Gwinnett County Development Authority IDR (Price Companies Project,
   LOC NationsBank of Georgia) VRDB 3.900% (a).......       2,400         2,400

Illinois (24.5%)
ABN AMRO Munitops Certificates Trust Series 1998-14 (Cook County
   GO Refunding Bond, ABN AMRO Liquidity Provider)
   VRDB 3.640% (b)...................................       1,000         1,000
Chicago Economic Development Revenue (Crane Carton Project,
   LOC Northern Trust) VRDB 3.700%...................       2,150         2,150
Chicago IDR (P S Greetings Incorporated Project) VRDB 3.800%  600           600
Chicago Multi-Family Housing Series B (Archer Courts Apartments)
   VRDB 3.8500%......................................       1,010         1,010
Chicago Revenue (De La Salle Institute Project, LOC Northern Trust)
   VRDB 3.500%.......................................         900           900
Chicago School Finance Authority Series A
     (FGIC Insured) 5.900% 6/1/00....................       1,000         1,021

SR&F Municipal Money Market Portfolio
--------------------------------------------------------------------------------
Continued                                                Principal     Amortized
                                                            Amount          Cost
--------------------------------------------------------------------------------
Illinois  (Continued)
Chicago Tax Increment Allocation (Stockyards, LOC Northern Trust)
   Series A VRDB 3.500%..............................     $ 1,500       $ 1,500
Chicago Wastewater Transmission Revenue Second Lien Series B
   (MBIA Insured) 4.250% 1/1/00......................         500           502
Cook County Community College District Number 504 Triton Certificates
   (FSA Insured) 4.300% 10/1/99 .....................         275           276
Cook County School District Number 98 Berwyn GO
   (FSA Insured) 9.000% 12/1/99......................         145           148
Cook & Will Counties Illinois Community College District Number 515
   (FSA Insured) 5.300% 12/1/99......................         450           454
Country Club Hills (FSA Insured) 3.400% 12/1/99......         605           606
Du Page & Cook Counties Community Unit School District Number 205
   5.400% 1/1/00.....................................         767           775
Elgin Corporate Purpose Bonds 5.500% 1/1/00..........         445           449
Glendale Heights IDR (Judy LLC/York Corrugated, LOC Harris Trust
   and Savings Bank) VRDB 3.800% (a).................       1,600         1,600
Homewood Flossmoor Park District GO (FSA Insured)
     4.200% 12/1/99..................................         135           136
Illinois Development Finance Authority Revenue
   (Nutrasweet Project, gtd. by Monsanto) VRDB 3.750% (a)   4,400         4,400
   (Wheaton Academy Project, LOC Northern Trust) VRDB
     3.550%..........................................       1,000         1,000
Illinois Educational Facilities Authority Revenues (Aurora University,
   LOC Harris Trust & Savings Bank) VRDB 3.700%......       1,200         1,200
Illinois Health Facility Authority Revenue (University of Chicago
   Hospital Project) 3.200% 8/1/15 (Mandatory Put 10/5/99)  1,000         1,000
Illinois State Toll Highway Authority Highway Priority Revenue Series A
   4.500% 1/1/00.....................................       1,000         1,006
Illinois Student Assistance Commission Student Loan Revenue (LOC
   Bank of America Illinois) Series 96A VRDB 3.600% (a)     1,000         1,000
Jefferson & Franklin Counties Community College District Number 521
   GO (FSA Insured) 3.250% 11/1/99...................         365           365
Montgomery & Bond Counties Community Unit School District
   Number 3 (FSA Insured) 3.400% 11/1/99.............         395           395
Morton IDR Series A (Morton Welding Project, LOC Bank One
   Illinois NA Chicago) VRDB 3.820% (a)..............         905           905
North Aurora IDR (Oberweis Dairy Incorporated Project, LOC LaSalle
   National Bank) VRDB 3.610% .......................       1,700         1,700
Palatine Special Facility Limited Obligation Revenue (Little City Community
   Development Project, LOC Federal Home Loan Bank)
     VRDB 3.550%.....................................       1,000         1,000
Quad Cities Regional Economic Development Authority Revenue
   (Steel Warehouse, LOC Bank One Indiana) VRDB 3.720% (a)   2,000         2,000
   (Steel Warehouse, LOC Bank One Indiana) VRDB 3.720% (a)   2,200         2,200
Rockford GO Series A (FGIC Insured) 4.380% 12/15/99..         240           241
Springfield IDR (Phillips Brothers Incorporated Project, LOC Bank One
   Illinois) VRDB 3.720% (a).........................       1,350         1,350
                                                                         -------
                                                                          32,889
Indiana (9.4%)
Crawfordsville Economic Development Revenue (Pedcor Investments,
   Shady Knoll Project, LOC FHLB) VRDB 3.670% (a)....       1,558         1,558
Indiana Health Facility Financing Authority Revenue (Capital Access
   Designated Pool) VRDB 3.100% .....................         300           300
Indiana State Development Finance Authority Economic Development
   Revenue (Carr Metal Products Project, LOC Bank One, Indiana)
   VRDB 3.8500%......................................       1,440         1,440
Franklin Economic Development Revenue (Pedcor Investments,
   Lakeview Apartments, LOC FHLB) VRDB 3.670% (a)....       2,839         2,839

SR&F Municipal Money Market Portfolio
--------------------------------------------------------------------------------
Continued                                                Principal     Amortized
                                                            Amount          Cost
--------------------------------------------------------------------------------
Indiana (Continued)
Kokomo Economic Development Revenue (Village Community
   Partners IV Project, LOC FHLB) VRDB 3.670% (a)....     $ 2,940       $ 2,940
La Porte County Economic Development Revenue (Pedcor Investments,
   Woodland Project, LOC FHLB) VRDB 3.670% (a).......       1,965         1,965
Plymouth Economic Development Revenue Series A (Hillcrest Apartments
   Project, LOC LaSalle National Bank) VRDB 3.750% (a)      1,000         1,000
Portage Economic Development Revenue Series A (Pedcor Investments,
   LOC Federal Home Loan Bank) VRDB 3.850%...........         500           500
                                                                         -------
                                                                          12,542
Iowa (7.2%)
Clinton IDR (Sethness Products Project, LOC Northern Trust)
   VRDB 3.650% (a)...................................       3,500         3,500
Iowa Higher Education Loan Authority Revenue (Saint Ambrose University,
   LOC Norwest Bank Minnesota) VRDB 3.750%...........       1,000         1,000
Mount Pleasant GO Series A (MBIA Insured ) 3.600% 12/1/99     190           190
Muscatine County PCR (Monsanto Project) VRDB 3.650%..       2,000         2,000
Scott County Industrial Waste Revenue (Recycling Nichols Aluminum
   Project, LOC Firstar Bank Milwaukee) VRDB 3.600% .       3,000         3,000
                                                                         -------
                                                                           9,690
Kansas (0.6%)
Olathe IDR (Garmin International Project, LOC NationsBank)
   VRDB 3.750% (a)...................................         800           800

Kentucky (3.6%)
Covington Industrial Building Revenue (White Castle Distributing,
   LOC Bank One Columbus) Series 1991 VRDB 3.720% (a)       3,205         3,205
Shelby County Industrial Building Revenue (Roll Forming,
   LOC Bank One Kentucky) VRDB 3.720% (a)............       1,595         1,595
                                                                         -------
                                                                           4,800
Louisiana (0.3%)
Lake Charles Harbor & Terminal District Pollution Control Revenue
   (Conoco Incorporated Project) VRDB 3.550% (a).....         400           400

Maryland (0.9%)
Anne Arundel County Economic Development Revenue (Baltimore Gas
   and Electric Project) 3.200% 12/1/18
   (Mandatory Put 9/15/99) (a).......................       1,000         1,000
University of Maryland Auxiliary Facility & Tuition Revenue Series A
   6.500% 4/1/07 (prerefunded to 4/1/00, escrowed in U.S.
   Treasury Notes)...................................         250           260
                                                                         -------
                                                                           1,260
Michigan (3.3%)
ABN AMRO Munitops Certificates Trust Series 1998-13 (Michigan Trunk
   Line Revenue, ABN AMRO Liquidity Provider)
     VRDB 3.610% (b).................................       2,000         2,000
Detroit City School District GO 4.500% 7/1/99........       1,000         1,000
Detroit City School District (MBIA Insured) 3.250% 5/1/00     385           384
Detroit City School District State School
     Aid Notes 4.000% 6/1/00.........................       1,000         1,007
                                                                         -------
                                                                           4,391
Minnesota (0.7%)
Minneapolis GO Series B (SPA Bayerische Vereinsbank)
     VRDB 2.800%.....................................         900           900

Missouri (3.9%)
Jefferson County Industrial Development Authority IDR (GHF
   Holdings Project, LOC Bank One Indiana) VRDB 3.720% (a)  3,700         3,700

SR&F Municipal Money Market Portfolio
--------------------------------------------------------------------------------
Continued                                                Principal     Amortized
                                                            Amount          Cost
--------------------------------------------------------------------------------
Missouri (Continued)
Kansas City Industrial Development Authority IDR (Lanter Project,
   LOC Harris Trust & Savings Bank) VRDB 3.800% .....      $  480        $  480
St Louis General Federal Revenue Tax & Revenue Anticipation Notes
   4.000% 6/30/00....................................       1,000         1,007
                                                                         -------
                                                                           5,187
Nebraska (0.1%)
Omaha Public Power District Nebraska Electric Revenue Series A
   4.850% 2/1/00.....................................         125           126

New Jersey (0.3%)
South Brunswick Township GO 4.400% 8/1/99............         395           395

New Mexico (0.8%)
Albuquerque Educational Facilities Revenue (Menaul School Project,
   LOC Norwest Bank Minnesota) VRDB 3.750%...........         290           290
Rio Rancho Public School District Number 94 GO Series B
   (FSA Insured) 6.100% 8/1/99.......................         835           837
                                                                         -------
                                                                           1,127
Nevada (0.1%)
Washoe County GO Series A (AMBAC Insured) 4.500% 12/1/99      100           100

North Carolina (1.0%)
New Hanover County Industrial Facilities (Gang-Nail Systems Project,
   LOC Harris Trust & Savings Bank) VRDB 3.650%......       1,400         1,400

Ohio (2.6%)
Cleveland State University General Receipt Bond Anticipation Notes
   Series A 3.800% 8/16/99...........................         750           751
Hancock County Multi-Family Revenue (Pedcor Investments, Crystal
   Glen Apartments Project, LOC FHLB) VRDB 3.770% (a)         750           750
Ohio Environmental Improvement Revenue (U.S. Steel Project,
   LOC Pittsburgh National Bank) VRDB 3.300%.........         400           400
Ohio State Building Authority Series C (prerefunded to 10/1/99,
   escrowed in U.S. Treasury securities) 7.350% 10/1/04       500           520
Summit County Bond Anticipation Notes
   Series A 3.800% 6/1/00............................       1,000         1,005
                                                                         -------
                                                                           3,426
Oklahoma (0.1%)
Oklahoma State IDR Health System Series C (Baptist Center, AMBAC
   Insured) 5.400% 8/15/99...........................         200           201

Pennsylvania (2.1%)
Pennsylvania State GO
   Second Series A (MBIA Insured) 6.000% 11/1/99.....         200           202
   Third Series A 5.700% 11/15/99....................         130           131
Pennsylvania State Higher Educational Facilities Authority College &
   University Revenue (Bryn Mawr College, FGIC Insured, prerefunded to 12/1/99, escrowed in U.S. Treasury securities)
   6.750% 12/1/01....................................         750           776
Quakertown General Authority Revenue Series 96A
   (LOC PNC Bank) VRDB 3.550%........................       1,683         1,683
                                                                         -------
                                                                           2,792
Rhode Island (0.3%)
Convention Center Authority Revenue Series B (MBIA Insured)
   4.600% 5/15/00....................................         300           302

SR&F Municipal Money Market Portfolio
--------------------------------------------------------------------------------
Continued                                                Principal     Amortized
                                                            Amount          Cost
--------------------------------------------------------------------------------
South Carolina (1.5%)
South Carolina Jobs Economic Development Authority IDR
   (Specialty Equipment Companies, LOC Bank of America, Illinois)
   VRDB 3.720% (a)...................................     $ 2,045       $ 2,045

Tennessee (2.1%)
Clarksville Public Building Authority Revenue (Pooled Financing-Tennessee
   Muni Bond Fund, LOC Nationsbank) VRDB 3.800%......       2,000         2,000
McMinn County Industrial Development Board IDR (Creative
   Fabrication, LOC NBD Bank) VRDB 3.900% (a)........         791           791
                                                                         -------
                                                                           2,791
Texas (5.4%)
Arlington GO 6.500% 8/15/99..........................         660           663
Austin Certificates of Obligation 7.000% 9/1/99......         620           623
Brazos Industrial Development Corporation Marine Term Revenue
   (Monsanto Project) VRDB 3.550%....................         400           400
Carrollton GO 6.250% 8/15/99.........................         335           336
Gulf Coast Industrial Development Authority Solid Waste Disposal
   Revenue (Citgo Petroleum Project, LOC Banque Nationale de Paris)
   VRDB 3.550% (a)...................................         400           400
Grand Prairie Industrial Development Revenue (W. W. Grainger Incorporated,
   Liquidation Facility Northern Trust) VRDB 3.950%..         800           800
Harris County Industrial Development Corporation IDR
   (Precision General Project, LOC Morgan Guaranty Trust)
   VRDB 3.720% (a)...................................       2,060         2,060
Harris County Revenue (MBIA Insured) 5.100% 8/15/99 (a)       235           235
Robertson County Industrial Development Corporation (Sanderson Farms
   Project, LOC Harris Trust & Savings Bank) VRDB 3.650% (a)  300           300
Tarrant County Hospital District GO 5.000% 8/15/99...         500           501
University of Texas Revenue Series B 5.000% 8/15/99 .         500           501
Webb County Certificates of Obligation
  (FGIC Insured) 6.000% 2/1/00.......................         355           360
                                                                         -------
                                                                           7,179
Utah (0.4%)
Davis County School District (FGIC Insured) 4.550% 6/1/00     250           250
Utah Municipal Power System Revenue (Hunter Project, AMBAC Insured)
   4.200% 7/1/99.....................................         250           250
                                                                         -------
                                                                             500
Washington (8.6%)
Washington State Housing Finance Commission Multi-Family Housing
   Revenue (Hamilton Place Senior Living Project, LOC U.S. Bank
   of Washington) Series A VRDB 3.850% (a)...........       1,125         1,125
Washington State Public Power Supply System Revenue
   Series A (Nuclear Project Number 1) 7.250% 7/1/99.       1,500         1,500
   Series C (Nuclear Project Number 2) 7.200% 7/1/99.       3,650         3,650
Yakima County Public Corporation IDR (John I. Haas Project,
   LOC Bayerische Vereinsbank) VRDB 3.650% (a).......       5,300         5,300
                                                                         -------
                                                                          11,575
Wisconsin (13.3%)
Carlton PCR (Wisconsin Power & Light Project)
  VRDB 3.550% (a)....................................       3,300         3,300
Campbellsport School District (FSA Insured)
  3.500% 3/15/00.....................................         120           120
Chase IDR (Belgioioso Cheese Project, LOC Bank One Wisconsin)
   VRDB 3.720% (a)...................................       1,000         1,000
Fond Du Lac IDR (Brenner Tank, LOC Bank One
   Wisconsin) VRDB 3.720% (a)........................       2,355         2,355
Fox Lake Redevelopment Authority IDR (Karavan Trailers Project,
   LOC Bank One Wisconsin) VRDB 3.720% (a)...........       1,440         1,440

SR&F Municipal Money Market Portfolio
--------------------------------------------------------------------------------
Continued                                                Principal     Amortized
                                                            Amount          Cost
--------------------------------------------------------------------------------
Wisconsin (Continued)
Holland IDR (White Clover Dairy Project, LOC Bank One
   Wisconsin) VRDB 3.720% (a)........................     $ 2,275       $ 2,275
Kenosha IDR (Monarch Plastics Project, LOC Bank One
   Wisconsin) VRDB 3.720% (a)........................       1,920         1,920
Mukwonago School District Bond Anticipation
  Notes 3.750% 11/1/99...............................       1,000         1,002
Oshkosh Area School District GO Bond Anticipation
   Notes 3.330% 12/15/99.............................       1,000         1,000
Two Rivers GO Series B (FSA Insured) 3.500% 4/1/00...         100           100
Whitnall School District GO (FSA Insured) 3.900% 4/1/00       255           256
Wisconsin Housing & Economic Development Authority Home
   Ownership Revenue Series H (GO of Authority Insured)
   4.350% 3/1/00.....................................         525           529
Wisconsin State Health & Educational Facilities Authority
   Revenue (Grace Lutheran Foundation Project)
   VRDB 3.750%.......................................       2,555         2,555
                                                                         -------
                                                                         17,852
                                                                         -------
--------------------------------------------------------------------------------
Total Municipal Securities
   (cost of $140,707) (c)............................                   140,707

Other Assets, Less Liabilities (-5.0%)...............                    (6,658)
                                                                         -------
Total Net Assets (100.0%)............................                  $134,049
                                                                         =======
--------------------------------------------------------------------------------
Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a)Security is subject to federal alternative minimum tax. At June 30, 1999, the aggregate amortized cost of these securities represented 54.2 percent of total net assets.
(b)Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities are generally issued to qualified institutional buyers, such as the Portfolio, and any resale by the Portfolio must be an exempt transaction, normally to other qualified institutional investors. At June 30, 1999, the aggregate amortized cost of the Portfolio's private placement securities was $3,000 which represented 2.2 percent of net assets.
(c)At June 30, 1999, the cost of investments for financial reporting and federal income tax purposes was identical.

Variable rate demand bonds (VRDB) are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit with a major bank.

See accompanying Notes to Financial Statements.

Intermediate Municipals Fund
--------------------------------------------------------------------------------
Portfolio of Investments at June 30, 1999
(All amounts in thousands)


                                                         Principal        Market
Municipal Securities (98.3%)                                Amount         Value
--------------------------------------------------------------------------------
Arizona (6.7%)
Cochise County Unified School District No. 68 Sierra Vista GO
   Series B (FGIC Insured) 9.000% 7/1/01.............     $ 1,115       $ 1,217
Maricopa County Hospital Revenue (Samaritan Health Services,
   escrowed in U.S. Treasury securities) 7.625% 1/1/08      2,050         2,318
Maricopa County Unified School District No. 97 Deer Valley GO
   Series A (MBIA Insured) 6.250% 7/1/06.............       1,750         1,906
Phoenix Civic Improvement Corporation
   Wastewater System Lease (escrowed in U.S. Treasury securities,
   prerefunded to 7/1/03) 6.000% 7/1/07..............       2,500         2,690
Pima County GO 6.300% 7/1/02.........................       2,500         2,641
Tempe Unified High School District No. 213 GO (FGIC Insured)
   7.000% 7/1/08.....................................         500           574
                                                                         -------
                                                                          11,346
Arkansas (2.1%)
Baxter County Arkansas Hospital Series B 5.3750% 9/1/14       800           771
Beaver Water District Benton & Washington Counties Water Revenue
   (MBIA Insured) 6.000% 11/15/04....................       2,580         2,764
                                                                         -------
                                                                           3,535
California (3.9%)
California Educational Facilities Authority Revenue (University of
   San Francisco, MBIA Insured) 5.600% 10/1/10.......       1,000         1,059
California Housing Finance Agency Revenue Home Mortgage
   Series B-1 5.900% 2/1/04 (a)......................         865           899
Central Coast Water Authority Revenue (AMBAC Insured,
   escrowed in state and local government securities,
   prerefunded to 10/1/02) 5.950% 10/1/03............       2,000         2,144
La Quinta California Redevelopment Agency Tax Allocation
   (MBIA Insured) 7.300% 9/1/09......................         750           898
Los Angeles County Public Works Financing Authority Revenue
   (escrowed in U.S. Treasury securities, prerefunded to 10/1/04)
   5.800% 10/1/05....................................       1,500         1,626
                                                                         -------
                                                                           6,626
Colorado (0.4%)
Adams County School District No. 12 Series A (MBIA Insured)
   Zero Coupon (Effective Yield 5.950%) 12/15/12.....       1,300           636

Delaware (0.7%)
Delaware Economic Development Authority Revenue
   (General Waterworks Corporation) 6.450% 12/1/07...       1,165         1,274

Florida (2.5%)
Greater Orlando Aviation Authority Airport Facilities Revenue
   5.2500% 10/1/09 (a)...............................       1,000         1,013
Stoneybrook Community Development District Capital Improvement
   Revenue Series B 5.700% 5/1/08....................       3,285         3,240
                                                                         -------
                                                                           4,253

Intermediate Municipals Fund Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Georgia (10.0%)
Atlanta Airport Facilities Revenue (AMBAC Insured)
  6.500% 1/1/07......................................     $ 5,000       $  5,517
Atlanta Water and Wastewater Revenue Series A (FGIC Insured)
   5.5000% 11/1/22...................................       2,000         2,050
Fulton County Water & Sewer Revenue
  (FGIC Insured) 5.625% 1/1/01.......................       1,000         1,023
Georgia GO Series A 6.250% 4/1/07....................       2,000         2,199
Georgia Municipal Electric Authority Power Revenue Series Y
   (AMBAC Insured) 6.4000% 1/1/13....................       3,000         3,355
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue
   (AMBAC Insured)
     Series M 6.050% 7/1/01..........................       1,600         1,660
     Series P 5.800% 7/1/02..........................       1,000         1,043
                                                                         -------
                                                                          16,847
Hawaii (0.7%)
Honolulu City & County GO Series A 7.350% 7/1/06.....       1,000         1,143

Illinois (9.9%)
Chicago Board of Education GO (MBIA Insured) 6.250% 12/1/12 2,100         2,311
Chicago Midway Airport Revenue Series A (MBIA Insured)
   5.700% 1/1/04 (a).................................       1,000         1,039
Chicago Public Building Commission Series B (FGIC Insured)
   5.250% 12/1/18....................................       2,000         1,976
Chicago Skyway Toll Bridge Revenue (escrowed in U.S. Treasury
   securities, prerefunded to 1/1/04) 6.750% 1/1/17..       1,500         1,662
Chicago Water Revenue (FGIC Insured) 6.500% 11/1/09..       2,155         2,406
DuPage County Special Service Area No. 11 6.750% 1/1/14     1,135         1,264
Illinois Development Finance Authority Revenue Series A
   (Provena Health, MBIA Insured) 5.250% 5/15/18.....       2,000         1,937
Metropolitan Pier & Exposition Authority Dedicated State Tax
   Revenue (McCormick Place Expansion Project)
     Series 1992A (escrowed in U.S. Treasury securities)
     7.250% 6/15/05                                           385           435
     Series 1992A 7.250% 6/15/05.....................       2,365         2,657
Southern Illinois University Revenue (MBIA Insured)
   Zero Coupon (Effective Yield 5.650%) 4/1/15.......       1,175           486
Illinois Development Finance Authority Solid Waste Disposal Revenue
   (Waste Management Project) 5.050% 1/1/10..........         615           600
                                                                         -------
                                                                          16,773
Indiana (4.6%)
Indiana State Toll Road Commission Toll Road Revenue
   (escrowed in U.S. Treasury securities) 9.000% 1/1/15     2,240         3,100
Indiana Transportation Finance Authority Airport Facilities
   Lease Revenue Series A
     6.500% 11/1/07 (escrowed in U.S. Treasury securities,
       prerefunded to 11/1/02).......................       1,040         1,115
     6.500% 11/1/07..................................       1,210         1,315
Indianapolis Local Public Improvement Bond Bank Series D
   6.500% 2/1/06.....................................       2,100         2,286
                                                                         -------
                                                                           7,816
Kentucky (1.6%)
Kentucky State Turnpike Authority Economic Development
   Road Revenue 5.800% 1/1/04........................       2,500         2,619

Louisiana (1.4%)
Orleans Levee District Series A (FSA Insured)
   5.950% 11/1/07....................................       2,200         2,358

Intermediate Municipals Fund Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
-------------------------------------------------------------------------------
Maine (0.4%)
Maine Educational Loan Authority Educational Loan Revenue
   Series A-2 6.650% 12/1/02 (a).....................       $ 580         $ 600

Massachusetts (2.3%)
Massachusetts Bay Transportation Authority
   Series A 7.000% 3/1/07............................       2,250         2,547
Massachusetts State Health and Educational Facilities Authority
   Revenue (Daughters of Charity)
     Series C 7.250% 7/1/00..........................         200           206
     Series D 6.000% 7/1/09..........................       1,000         1,058
                                                                         -------
                                                                           3,811
Michigan (5.6%)
Greater Detroit Resource Recovery Authority Revenue Series A
   (AMBAC Insured) 6.250% 12/13/05...................       2,000         2,166
Michigan State Hospital Finance Authority Revenue (Daughters of Charity,
   escrowed in state and local government
   securities) 6.500% 11/1/01........................         850           879
Michigan State Underground Storage Tank Financial Assurance
   Authority (AMBAC Insured) Series I 6.000% 5/1/05..       5,000         5,349
Michigan State Strategic FD LTD Obligation Revenue
   (Waste Management Inc) 5.200% 4/1/10..............       1,000           990
                                                                         -------
                                                                           9,384
Minnesota (0.3%)
New Hope Minnesota Housing and Health Care Facilities Revenue
   5.400% 3/1/08.....................................         500           493

Missouri (0.5%)
Missouri State Regional Convention & Sports Complex Authority
   Series A 6.600% 8/15/03...........................         830           889

Nebraska (1.4%)
Nebraska Public Gas Agency Gas Supply Systems Revenue
   Series A 5.3000% 4/1/03...........................       1,250         1,274
   Series A 5.4000% 4/1/04...........................       1,000         1,023
                                                                         -------
                                                                           2,297
Nevada (0.9%)
Clark County PCR (Southern California Edison) Series A
   7.125% 6/1/09 (a).................................       1,500         1,581

New Jersey (2.4%)
Bergen County Utility Authority (FGIC Insured) Series A
   6.250% 6/15/06....................................       2,000         2,180
New Jersey Health Care Facilities Finance Authority
   (Christ Hospital Group, Connie Lee Insured)
   7.000% 7/1/03.....................................       1,730         1,878
                                                                         -------
                                                                           4,058
New Mexico (1.7%)
Santa Fe Gross Receipts Tax Revenue (AMBAC Insured) Series A
   6.500% 6/1/06.....................................       2,555         2,814

New York (10.7%)
New York City GO
   Series 1996C 5.700% 2/1/06........................       1,000         1,045
   Series 1997J 6.125% 8/1/11........................       5,000         5,352
   Series 1997H 6.000% 8/1/17........................       2,000         2,115

Intermediate Municipals Fund Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
New York (Continued)
New York State Dormitory Authority Revenue
   (State University Educational Facilities)
   Series A 6.500% 5/15/05...........................      $ 1,000     $  1,085
   (City University System, FGIC Insured)
   Series A 5.625% 7/1/16............................        5,000        5,232
New York State Environmental Facilities Corporation PCR
   (State Revolving Fund) Series 1994D 6.300% 5/15/05        3,000         3,259
                                                                         -------
                                                                          18,088
North Carolina (2.7%)
North Carolina Eastern Municipal Power Agency Revenue Series C
   5.500% 1/1/07.....................................       3,100         3,072
North Carolina Municipal Power Agency No. 1 Catawba Electric
   Revenue (MBIA Insured) 5.900% 1/1/03..............       1,500         1,568
                                                                         -------
   ..................................................                     4,640
Ohio (2.8%)
Columbus GO (escrowed in U.S. Treasury securities,
   prerefunded to 9/15/01) 6.750% 9/15/04............       1,000         1,057
Loveland School District GO (MBIA Insured, escrowed in U.S. Treasury
   securities, prerefunded to 12/1/02) 7.100% 12/1/09       3,000         3,323
Olmsted Falls Ohio City School District Tax Anticipation Notes
   5.5000% 12/1/04...................................         420           420
                                                                         -------
                                                                           4,800
Oklahoma (0.9%)
Mc Alester Oklahoma Public Works Authority Utilities Systems Revenue
   (FSA Insured) 5.7500% 2/1/20......................       1,500         1,541

Oregon (1.5%)
Portland Sewer System Revenue Series B (FGIC Insured)
   5.400% 4/1/02.....................................       2,500         2,576

Pennsylvania (1.9%)
Dauphin County General Authority Hospital Revenue
   (Hapsco Group, MBIA Insured) Series B 5.800% 7/1/02      1,600         1,664
Erie Capital Appreciation Series B
   Zero Coupon (Effective Yield 5.500%) 11/15/12.....       1,000           489
Westmoreland County Pennsylvania Industrial Development Authority
   Revenue (Gtd. By Valley Landfill Project, Waste Management Inc)
   5.100% 5/1/18.....................................       1,000           982
                                                                         -------
                                                                           3,135
South Carolina (2.8%)
Piedmont Municipal Power Agency Electric Revenue (FGIC Insured)
   6.125% 1/1/07 (escrowed in U.S. Treasury securities)       335           365
   6.125% 1/1/07 ....................................       2,015         2,165
Sumter County Hospital Facilities Revenue (Tuomey Regional
   Medical Center, MBIA Insured) 6.625% 11/15/04.....       2,000         2,189
                                                                         -------
                                                                           4,719
Tennessee (3.0%)
Knox County Health Educational & Housing Facilities Board Health
   Facilities Revenue (Baptist Health Systems, Connie Lee Insured)
   5.500% 4/15/11....................................       2,000         2,026
Metropolitan Nashville & Davidson County Water & Sewer Revenue
   (FGIC Insured) 6.500% 1/1/10......................       2,750         3,072
                                                                         -------
                                                                           5,098

Intermediate Municipals Fund Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Texas (8.6%)
Alliance Airport Authority Special Facilities Revenue
   (Federal Express Project) 6.375% 4/1/21 (a).......     $ 2,000       $ 2,085
Houston Water Conveyance System Participation Certificates
   Series J (AMBAC Insured) 6.125% 12/15/06..........       1,000         1,075
Retama Development Corporation Special Facilities Revenue
   (escrowed in U.S. Treasury securities) 8.750% 12/15/10   2,885         3,832
Round Rock Independent School District GO
   Series 1991 8.625% 8/15/00 (MBIA Insured) ........       1,270         1,339
   Series 1995 7.500% 8/1/02 (gtd. by PSF) ..........       1,200         1,308
San Antonio Water Revenue (FGIC Insured)
   6.000% 5/15/01(escrowed in U.S. Treasury securities)       415           430
   6.000% 5/15/01....................................       2,460         2,543
Texas State Higher Education Revenue Student Loan Senior Lien
   7.450% 10/1/06 (a)................................       1,875         1,969
                                                                         -------
                                                                          14,581
Utah (0.6%)
Intermountain Power Agency Power Supply Revenue
   (MBIA Insured) Series B 6.000% 7/1/07.............       1,000         1,073

Virginia (0.6%)
Danville Industrial Development Authority Hospital Revenue
   (Danville Regional Medical Center, AMBAC Insured)
   5.250% 10/1/13....................................       1,000           998

Washington (2.2%)
Snohomish County School District No. 2 Everett GO (MBIA Insured)
   7.000% 12/1/02....................................       1,500         1,624
Washington State Series C
   5.5000% 7/1/16....................................       2,000         2,060
                                                                         -------
                                                                           3,684
                                                                         -------
--------------------------------------------------------------------------------
Total Municipal Securities (98.3%)
   (Cost $158,890) (b)...............................                    166,086
Other Assets, Less Liabilities (1.7%)................                     2,810
                                                                         -------
Total Net Assets (100.0%)............................                   $168,896
                                                                         =======
--------------------------------------------------------------------------------
Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a) Security is subject to federal alternative minimum tax. At June 30, 1999, the market value of these securities represented 4.8% of total net assets.
(b)At June 30, 1999, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $7,276, consisting of gross unrealized appreciation of $7,693 and gross unrealized depreciation of $417.

Variable rate demand bonds (VRDB) are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank.

See accompanying Notes to Financial Statements.

Managed Municipals Fund
--------------------------------------------------------------------------------
Portfolio of Investments at June 30, 1999
(All amounts in thousands)


                                                         Principal        Market
Municipal Securities (99.9%)                                Amount         Value
--------------------------------------------------------------------------------
Alaska (0.7%)
Alaska Student Loan Corporation Revenue
   (AMBAC Insured) 6.200% 7/1/09 (a).................     $ 3,870       $ 4,029

Arkansas (0.2%)
Baxter County Hospital Revenue Series B 5.625% 9/1/28       1,000           958

California (4.7%)
California Health Facility Financing Authority Revenue (Sutter Health)
   Series A VRDB 2.550%..............................         100           100
Capistrano School District Community Facility
   District 5.750% 9/1/29............................       1,000           964
Central Contra Costa Sanitation District Revenue (MBIA Insured)
   6.250% 9/1/13.....................................       2,025         2,239
   6.250% 9/1/14.....................................       1,295         1,432
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue
   Series 1995A  Zero Coupon (Yield to
   Maturity 7.200%) 1/1/18...........................      10,000         3,522
Golden West Schools Financing Authority Series A
   Zero Coupon (Yield to Maturity 0.000%) 8/1/15.....       2,500         1,051
Irvine Improvement Bond Act 1915 Assessment District No 97-17
   (LOC Bayerische Vereinsbank) VRDB 2.550%..........         600           600
Irvine Ranch Water District (LOC Commerzbank A.G.)
   VRDB 2.550%.......................................         100           100
Long Beach Aquarium of the Pacific Revenue Series A
   6.125% 7/1/15.....................................       4,000         4,126
   6.125% 7/1/23.....................................       6,000         6,154
Newport Beach Revenue (Memorial Presbyterian Hospital)
   VRDB 2.800%.......................................         100           100
Sanger Unified School District MBIA 5.600% 8/1/23....       1,000         1,034
Southern California Public Power Authority Revenue
   Zero Coupon (Yield to Maturity 6.000%) 7/1/14
   (escrowed in U.S. Treasury securities, FGIC Insured)     8,155         3,672
                                                                         -------
                                                                          25,094
Colorado (3.1%)
Arapahoe County Capital Improvement Trust Fund Highway Revenue
   (escrowed in U.S. Treasury securities, prerefunded to 8/31/05)
   Zero Coupon (Yield to Maturity 6.930%) 8/31/15....      25,000         9,099
Colorado Housing Finance Authority Multi-Family Mortgage Revenue
   6.000% 10/1/09....................................       1,490         1,492
   6.000% 10/1/10....................................       1,590         1,593
   6.000% 10/1/11....................................       1,710         1,713
   6.000% 10/1/12....................................       1,830         1,833
Colorado Housing Finance Authority Single-Family Mortgage Revenue
   6.800% 10/1/30....................................       1,000         1,099
                                                                         -------
                                                                          16,829
Delaware (0.9%)
Delaware Economic Development Authority Revenue
   (General Waterworks Corporation)
     6.450% 12/1/07 Series B ........................       1,160         1,268
     6.800% 12/1/23 Series A (a).....................       3,500         3,691
                                                                         -------
                                                                           4,959

Managed Municipals Fund Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Florida (2.6%)
Broward County GO
   12.500% 1/1/03....................................     $ 1,000       $ 1,257
   12.500% 1/1/04....................................       1,195         1,573
   12.500% 1/1/05....................................       2,000         2,745
Florida GO (Broward County) 9.875% 7/1/09 ...........       1,100         1,474
Florida GO (Jacksonville Transportation Authority,
   escrowed in U.S. Treasury securities) 9.200% 1/1/15      2,000         2,742
Jacksonville Health Facility Hospital Revenue
   Series C 5.250% 8/15/19...........................       1,000           957
Jacksonville Water and Sewer Development Revenue
   (General Waterworks Corporation) 6.750% 6/1/22 (a)       1,500         1,598
Orange County Housing Finance Authority Multi-Family
   Revenue Series K (Palms at Brentwood) 6.500% 12/1/34     2,000         1,930
                                                                         -------
                                                                          14,276
Georgia (10.5%)
Atlanta Airport Facilities Revenue Series A (AMBAC Insured)
   6.500% 1/1/10.....................................       2,000         2,227
Cartersville Development Authority (Anheuser-Busch)
   7.375% 5/1/09 (a).................................       9,000        10,436
Fulton County Water & Sewer Revenue (FGIC Insured)
   (escrowed in U.S. Treasury securities) 6.375% 1/1/14    13,270        14,856
   6.375% 1/1/14.....................................         430           478
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue
   (AMBAC Insured) Series P 6.250% 7/1/20............       4,000         4,467
Municipal Electric Authority of Georgia Power Revenue Series V
   6.600% 1/1/18.....................................      21,300        23,984
                                                                         -------
                                                                          56,448
Hawaii (1.3%)
Hawaii Airports System Revenue Second Series (MBIA Insured)
   6.900% 7/1/12 (a).................................       6,000         6,837

Idaho (0.4%)
Health Facility Authority Revenue (St. Lukes Medical Center)
   VRDB 3.050%.......................................       1,100         1,100
Idaho Housing Agency Single-Family Mortgage Revenue
   7.875% 7/1/24 (a).................................         860           902
                                                                         -------
                                                                           2,002
Illinois (10.4%)
Champaign County 8.250% 1/1/20.......................       1,015         1,377
Chicago Board of Education GO (MBIA Insured)
   6.250% 12/1/12....................................       2,500         2,751
   6.000% 1/1/16.....................................       5,000         5,393
   5.500% 12/1/26....................................       2,250         2,278
Chicago Public Building School Reform 5.250% 12/1/18.       2,000         1,976
Chicago Skyway Toll Bridge Revenue
   (escrowed in U.S. Treasury securities, prerefunded to 1/1/04)
   6.750% 1/1/17.....................................       1,500         1,662
Illinois Development Finance Authority (Catholic Charities)
   5.950% 1/1/09.....................................       1,450         1,455
Illinois Development Finance Authority Hospital Revenue
   Adventist Health System 5.500% 11/15/20...........       3,000         2,859
Illinois Development Finance Authority Revenue VRDB 2.950%    200         200
Illinois Development Finance Authority Solid Waste Disposal
   Revenue 5.050% 1/1/10.............................         500           488

Managed Municipals Fund Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Illinois (Continued)
Illinois Housing Development Authority Series A
   7.800% 12/1/12....................................      $  905        $  940
   8.000% 6/1/26.....................................       6,770         7,082
Illinois Sales Tax Revenue Series Q 6.000% 6/15/12...      10,000        10,747
Illinois State Toll Highway Authority Priority Revenue Series A
   6.300% 1/1/11.....................................       7,500         8,249
Metropolitan Pier and Exposition Authority Dedicated State
   Tax Revenue Series A (MBIA Insured)
     Zero Coupon (Yield to Maturity 6.020%) 6/15/12..       5,000         2,500
     Zero Coupon (Yield to Maturity 6.020%) 12/15/12.       8,300         4,041
Will County Preservation District FGIC
   Zero Coupon (Yield to Maturity 0.000%) 12/1/16....       4,660         1,784
                                                                         -------
                                                                          55,782
Indiana (5.9%)
Hammond Sewer & Solid Waste Disposal Revenue
   (American Maize Products gtd. by Eridania Beghin-Say)
   8.000% 12/1/24 (a)................................       5,000         5,668
Indiana Health Facility Finance Authority Revenue
   (Metro Health/Indiana Project) 6.400% 12/1/33.....       1,400         1,341
   (Hoosier Care Project) Series A 7.125% 6/1/34.....       2,500         2,503
Indiana Transportation Finance Authority Airport Facilities Lease
   Revenue Series A
     6.250% 11/1/16 (escrowed in U.S. Treasury securities,
       prerefunded to 11/1/02).......................       5,475         5,907
     6.250% 11/1/16 .................................       1,475         1,564
Indianapolis Airport Authority Revenue Special Facilities
   (United Airlines) 6.500% 11/15/31 (a).............       5,000         5,238
Michigan City PCR (Northern Indiana Public Service Company)
   5.700% 10/1/03....................................       7,635         7,659
Purdue University Indiana University Revenues VRDB 2.850%   1,800         1,800
                                                                         -------
                                                                          31,680
Iowa (0.1%)
Financing Authority Single Family Revenue
   Series B 7.450% 7/1/23............................         695           725

Kentucky (2.4%)
Kentucky Housing Corporation Housing Revenue
   Series C 8.100% 1/1/22 (a)........................       1,305         1,355
Kentucky Turnpike Authority Economic Development
   Road Revenue (FGIC Insured)
   Zero Coupon (Yield to Maturity 6.600%) 1/1/10.....       7,500         4,370
Trimble County PCR (Louisville Gas & Electric) Series A
   7.625% 11/1/20 (a)................................       6,670         7,038
                                                                         -------
                                                                          12,763
Louisiana (2.0%)
De Soto Parish Environmental Improvement Revenue
   (International Paper) Series A 7.700% 11/1/18 (a).       3,250         3,684
New Orleans GO (AMBAC Insured)
   Zero Coupon (Yield to Maturity 6.125%) 9/1/12.....       6,250         3,102
   FGIC 4.750% 12/1/26...............................       2,000         1,784
Offshore Terminal Authority Deepwater Port Revenue
   VRDB 3.000%.......................................         300           300
Public Facilities Authority Hospital Revenue (Touro Infirmary)
   Series A 5.6250% 8/15/29..........................       1,900         1,824
                                                                         -------
                                                                          10,694

Managed Municipals Fund Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Maine (1.4%)
Maine Educational Loan Marketing Corporation Student Loan
   Revenue Subordinate Series B-1 6.500% 11/1/09 (a).     $ 3,000       $ 3,042
Maine Housing Authority Mortgage Revenue Series D-5
   7.550% 11/15/19 (a)...............................       2,520         2,628
   7.550% 11/15/22 (a)...............................       1,750         1,824
                                                                         -------
                                                                           7,494
Maryland (1.4%)
Washington Suburban Sanitation District
   (escrowed in U.S. Treasury securities, prerefunded to 6/1/04)
     6.600% 6/1/16...................................       2,795         3,051
     6.625% 6/1/17...................................       1,660         1,814
     6.625% 6/1/19...................................       2,320         2,535
                                                                         -------
                                                                           7,400
Massachusetts (9.9%)
Massachusetts Bay Transportation Authority
   Series 1994A 7.000% 3/1/14........................       3,150         3,712
   Series 1992B 6.200% 3/1/16........................       9,825        10,841
   Series 1994A 7.000% 3/1/19........................       2,500         2,967
Massachusetts Health & Educational Facilities Authority Revenue
   (Brigham & Womens' Hospital, MBIA Insured, escrowed
     in U.S. Treasury securities, prerefunded to 7/1/01)
     6.750% 7/1/24...................................       7,365         7,886
   (Massachusetts General Hospital, AMBAC Insured)
     6.250% 7/1/12...................................       5,750         6,379
   (Dana Farber Cancer Institute) 6.250% 12/1/22.....       6,500         6,838
   (South Shore Hospital) Series F 5.750% 7/1/29.....       2,500         2,486
Massachusetts State College Building Authority Series A
   7.500% 5/1/11.....................................       1,500         1,819
   7.500% 5/1/14.....................................       3,500         4,297
Massachusetts State Development Finance Agency
   (Boston Biomedical Research) 5.650% 2/1/19........         310           299
   (Boston University) Series P 5.450% 5/15/59 ......       1,000           948
Massachusetts State Water Resource Authority
   Series B 4.500% 8/1/22............................       6,000         5,171
                                                                         -------
                                                                          53,643
Michigan (0.6%)
Dickinson County Healthcare Hospital Revenue
5.800% 11/1/24.......................................       1,000           964
Flint Hospital Building Authority Revenue (Hurley Medical Center)
   Series B VRDB 2.950%..............................         200           200
Michigan State Waste Management 5.200% 4/1/10........         500           495
Michigan Strategic Fund Limited Obligation Revenue (Imperial Holly)
   Series B 6.450% 11/1/25...........................         700           678
   Series C 6.550% 11/1/25 (a).......................         800           817
                                                                         -------
                                                                           3,154
Minnesota (1.6%)
Minneapolis Revenue (Walker Methodist Senior Services)
   Series A 5.875% 11/15/18..........................         450           435
Minneapolis/St. Paul Housing Finance Board Revenue
   Single-Family Mortgage (collateralized by GNMA securities)
     7.250% 8/1/21 (a)...............................       1,870         1,950
     7.300% 8/1/31 (a)...............................       2,780         2,898
Minnesota State Housing Finance Agency Single-Family Mortgage
   Series A 7.450% 7/1/22 (a)........................       2,300         2,388
Victoria Private School Facility Revenue
   Series A 5.850% 9/1/24............................       1,000           983
                                                                         -------
                                                                           8,654

Managed Municipals Fund Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Mississippi (0.3%)
Pollution Control Revenue 5.900% 5/1/22..............     $ 1,600       $ 1,560

Missouri (0.3%)
Missouri State Housing Development Commission Single-Family
   Mortgage Revenue 9.375% 4/1/16....................          25            26
Solid Waste Disposal Revenue (Procter & Gamble Paper)
   5.200% 3/15/29....................................       1,000           953
Springfield School District No. 12 GO Series B (FGIC Insured)
   9.500% 3/1/07.....................................         600           775
                                                                         -------
                                                                           1,754
Nevada (1.0%)
Clark County GO (FGIC Insured) Series B 4.500% 12/1/17      2,675         2,359
Nevada Housing Division Single-Family Program Series A-2
   7.750% 4/1/22 (a).................................       2,720         2,843
                                                                         -------
                                                                           5,202
New Jersey (1.2%)
New Jersey Economic Development Authority
   (Glimcher Properties Project) 6.000% 11/1/28 (a)..         850           822
New Jersey GO Series D 6.000% 2/15/11................       5,150         5,595
                                                                         -------
                                                                           6,417
New Mexico (0.2%)
Albuquerque IDR (Motorola) 10.000% 6/1/13............       1,000         1,022

New York (9.2%)
Long Island Power Authority and Electricity
   Revenue VRDB 3.000%...............................         700           700
New York City GO
   Series D 6.000% 2/15/25 (escrowed in U.S. Treasury
   securities, prerefunded to 2/15/05)...............       1,245         1,338
   Series D (Unrefunded Balance) 6.000% 2/15/25......      11,735        12,287
New York City Industrial Development Authority
   Special Facility Revenue (Terminal One Group
   Association) 6.000% 1/1/15 (a)....................       8,340         8,662
New York City Municipal Water & Sewer System Revenue
   Series A VRDB 3.050%..............................         100           100
New York State Energy Development Authority Pollution
   Control Revenue (Niagara Mohawk Pwr) Series A
   VRDB 3.050%.......................................         700           700
New York State Environmental Facilities Corporation PCR
   Water Revolving Fund 5.750% 6/15/10...............       5,000         5,283
Suffolk County Industrial Development Agency IDR
   (Nissequogue Cogen Partners) 5.500% 1/1/23 (a)....         500           475
Triborough Bridge & Tunnel Authority Revenue
   Series X 6.625% 1/1/12............................       9,915        11,290
   Series Y 6.125% 1/1/21............................       6,890         7,614
Yonkers AMBAC Series A 4.500% 12/1/17................       1,000           878
                                                                         -------
                                                                          49,327
North Carolina (1.7%)
North Carolina Eastern Municipal Power Agency Revenue
   Series 1991A
   6.500% 1/1/18 (escrowed in U.S. Treasury securities)     4,315         4,965
   6.500% 1/1/18.....................................       2,185         2,329
   Zero Coupon (Yield to Maturity 0.000%) MBIA 1/1/09       2,360         1,453
University Revenue  Zero Coupon (Yield to Maturity
   0.000%) 8/1/20....................................       1,750           552
                                                                         -------
                                                                           9,299

Managed Municipals Fund Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Ohio (1.1%)
Franklin County Hospital Revenue
   Series A (Doctors OhioHealth Corp.) 5.600% 12/1/28     $ 3,000      $  2,796
Ohio Housing Finance Agency Mortgage Revenue
   Series A-1 (collateralized by GNMA) 6.050% 9/1/17 (a)    2,975         3,122
                                                                         -------
                                                                           5,918
Oklahoma (0.3%)
Tulsa County Home Finance Authority Mortgage Revenue
   (collateralized by GNMA securities) Series 1991
   B7.550% 5/1/23 (a)................................       1,590         1,647

Oregon (0.2%)
Clackamas County School District No. 12 GO (FGIC Insured)
   5.250% 6/1/11.....................................       1,000         1,014

Pennsylvania (4.4%)
Allegheny County Sanitation Authority Sewer Revenue Series A
   (FGIC Insured) Zero Coupon (Yield to
   Maturity 6.800%) 6/1/07...........................       2,370         1,603
Dauphin County Industrial Development Authority Water
   Development Revenue (General Waterworks Corporation)
   6.900% 6/1/24 (a).................................       3,400         4,005
Economic Development Financing Authority (USG Corp Project)
   6.000% 6/1/31.....................................       1,000         1,000
Higher Educational Facility Authority 4.500% 7/15/21.       1,355         1,172
Montgomery County Industrial Development Authority Retirement
   Community Revenue (Adult Communities Total Services)
   Series B 5.750% 11/15/17..........................       3,500         3,445
Pennsylvania State GO 6.250% 7/1/12..................      11,200        12,391
                                                                         -------
                                                                          23,616
Puerto Rico (0.7%)
Commonwealth GO 5.250% 7/1/17........................       3,000         2,993
Industrial Tourist Educational, Medical & Environmental
   Control Facility
   5.375% 2/1/29.....................................         600           579
                                                                         -------
                                                                           3,572
Rhode Island (1.1%)
Rhode Island Housing & Mortgage Finance Corporation
   7.550% 10/1/22 (a)................................       5,650         5,914

South Carolina (2.5%)
Calhoun County Solid Waste Disposal Facilities Revenue
   (Eastman Kodak, escrowed in U.S. Treasury securities)
   6.750% 5/1/17 (a).................................       3,000         3,460
Richland County Solid Waste Disposal Facilities Revenue
   (Union Camp) Series B 7.125% 9/1/21 (a)...........       5,000         5,323
South Carolina Housing Finance & Development Authority
   Series C 7.750% 7/1/22 (a)........................       4,775         4,945
                                                                         -------
                                                                          13,728
South Dakota (3.1%)
Heartland Consumers Power District Electric Revenue
   (FSA Insured) 6.000% 1/1/17.......................       8,000         8,615
South Dakota Student Loan Corporation Revenue Series B
   (escrowed in U.S. Treasury securities) 7.450% 8/1/00 (a) 7,990         8,300
                                                                         -------
                                                                          16,915
Tennessee (1.9%)
Tennessee Housing Development Agency 7.300% 7/1/11 (a)     10,000         10,368

Managed Municipals Fund Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Texas (3.3%)
Austin Texas Utility System Revenue 5.250% 5/15/25...     $ 3,000       $ 2,950
Brazos Higher Education Authority Subordinate Series C-2
   5.875% 6/1/04 (a).................................       1,305         1,316
Harris County Texas 4.500% 10/1/23...................       1,000           861
Houston Higher Education 5.375% 11/15/29.............       2,000         1,972
Houston Water & Sewer System Revenue (AMBAC Insured)
   Zero Coupon (Yield to Maturity 6.800%) 12/1/08....       4,000         2,487
   Zero Coupon (Yield to Maturity 6.813%) 12/1/09....       4,000         2,348
   Zero Coupon (Yield to Maturity 6.850%) 12/1/10....       3,750         2,073
North East Independent School District 4.500% 10/1/28       2,000         1,698
Richardson Hospital Authority (Baylor/Richardson)
   5.625% 12/1/28....................................         500           468
Texas Municipal Power Agency Revenue (AMBAC Insured)
   Zero Coupon (Yield to Maturity 6.900%) 9/1/08.....       1,475           929
Travis County Housing Finance Corporation Mortgage Revenue
   (collateralized by GNMA, FGIC Insured) 8.000% 9/1/10 (a)   825         862
                                                                         -------
                                                                          17,964
Virginia (0.9%)
Peninsula Authority Revenue 6.900% 5/2/22............       1,500         1,493
Richmond Metro Authority Expressway Revenue
   FGIC 5.250% 7/15/22...............................       1,100         1,088
Virginia Beach GO 12.750% 7/15/01....................       2,000         2,331
                                                                         -------
                                                                           4,912
Washington (6.0%)
Port of Longview Industrial Development Corporation Solid Waste
   Disposal Revenue (Weyerhaeuser Company) 6.875%
   10/1/08 (a).......................................       8,750         9,523
Washington GO Series B & AT-7
   6.000% 6/1/13 (escrowed in U.S. Treasury securities)     2,190         2,371
   6.000% 6/1/13.....................................       5,090         5,511
Washington Public Power Supply System Nuclear Project No. 2
   Series 1992A 6.300% 7/1/12........................       3,500         3,840
Washington Public Power Supply System Nuclear Project No. 3
   Series 1989B Zero Coupon (Yield to
   Maturity 6.950%) 7/1/05...........................       5,000         3,752
   Series 1989B Zero Coupon (Yield to Maturity 6.700%) 7/1/08
     (FGIC Insured)..................................       7,000         4,413
Washington State Health Care Facilities Authority Revenue
   Series A VRDB 3.100%..............................         100           100
   Series B VRDB 3.100%..............................         200           200
   Fred Hutchinson Cancer Center VRDB 3.600%.........       2,700         2,700
                                                                         -------
                                                                          32,410
Multi-State (0.4%)
Charter-Mac Equity Issue.............................       2,000         2,000

Managed Municipals Fund Continued
--------------------------------------------------------------------------------
                                                                          Market
                                                                           Value
--------------------------------------------------------------------------------
Total Municipal Securities (99.9%)
   (Cost $500,253) (b)...............................                  $537,980
Other Assets, Less Liabilities (0.1%)................                       342
                                                                         -------
Total Net Assets (100.0%)............................                  $538,322
                                                                         =======

--------------------------------------------------------------------------------
Notes to Portfolio of Investments
--------------------------------------------------------------------------------

(a)Security is subject to federal alternative minimum tax. At June 30, 1999, the market value of these securities represented 25.6% of total net assets.

(b)At June 30, 1999, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $37,727, consisting of gross unrealized appreciation of $41,117 and gross unrealized depreciation of $3,390.

Variable rate demand bonds (VRDB) are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank.

See accompanying Notes to Financial Statements.

SR&FHigh-Yield Municipals Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at June 30, 1999
(All amounts in thousands)

                                                         Principal        Market
Municipal Securities (98.9%)                                Amount         Value
--------------------------------------------------------------------------------
Arizona (0.9%)
Arizona Health Facilities Authority Hospital System Revenue
   (Phoenix Memorial Hospital) 8.125% 6/1/12.........     $ 2,500       $ 2,578

California (2.7%)
Foothill/Eastern Transportation Corridor Agency Toll Road
   Revenue Series 1995A 6.500% 1/1/32................       2,000         2,200
Long Beach Aquarium of the Pacific Revenue
   Series A 6.125% 7/1/23............................       5,750         5,898
                                                                         -------
                                                                           8,098
Colorado (8.0%)
Adams County Single-Family Mortgage Revenue Series B
   (escrowed in U.S. Treasury securities)
     11.250% 9/1/11 (prerefunded to 9/1/09)..........         325           483
     11.250% 9/1/11 (prerefunded to 9/1/10)..........         360           545
     11.250% 9/1/11..................................         220           340
     11.250% 9/1/12..................................       1,440         2,256
Arapahoe County Capital Improvement Trust Fund Highway Revenue
   (escrowed in U.S. Treasury securities, prerefunded to 8/31/05)
   7.000% 8/31/26....................................       7,000         8,072
Briargate Public Building Authority Landowner Assessment Lien
   Series 1985A 10.250% 12/15/00 (a).................         506           506
   Series 1986A 9.500% 12/15/07 (a)..................       1,857         1,857
Colorado Health Facilities Authority Revenue
   (Birchwood Manor Apartments, collateralized by GNMA securities)
     Series A 7.250% 4/1/11..........................         630           646
   (PSL Health Systems, escrowed in U.S. Treasury securities,
     prerefunded to 2/15/01) Series B 8.500% 2/15/21.       3,250         3,534
   (Volunteers of America) Series A 5.750% 7/1/10....       1,095         1,062
Denver City and County Airport Revenue Series D
   7.750% 11/15/21 (escrowed in U.S. Treasury securities,
     prerefunded to 11/15/01) (c)....................         830           912
   7.750% 11/15/21 (c)...............................       3,170         3,417
LaJunta Hospital Revenue (Ark Valley Regional Medical Center Project)
   6.100% 4/1/24.....................................         500           488
                                                                         -------
                                                                          24,118
Connecticut (0.9%)
Connecticut State Development Authority PCR
   (Connecticut Light & Power) 5.850% 9/1/28.........       2,900         2,838

Florida (4.0%)
Florida Housing Finance Agency Multi-Family Housing Revenue
   (Palm-Aire) 10.000% 1/1/20 (b) (c)................       2,731         2,512
Leesburg Hospital Revenue (Leesburg Regional Medical Center,
   escrowed in U.S. Treasury securities, prerefunded to 7/1/02)
   Series A 7.375% 7/1/11............................         775           856
Northern Palm Beach County Improvement District (Water Control and
   Improvement Unit Development No. 9B) 6.000% 8/1/29         750         749
Orange County Health Facilities Authority
   (Orlando Lutheran Towers) 8.625% 7/1/20...........       5,000         5,575
Orlando Special Assessment Revenue Series A
   (Conroy Road Interchange Project)
     5.500% 5/1/10...................................         200           195
     5.800% 5/1/26...................................         500           483

SR&FHigh-Yield Municipals Portfolio
--------------------------------------------------------------------------------
Continued                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Florida (Continued)
Pinellas Country Health Facilities Revenue
   (Pooled Hospital Loan Project) VRDB 2.550% .......      $  300        $  300
Stoneybrook Community Development District Capital
   Improvement Revenue
     Series B 5.700% 5/1/08..........................       1,000           986
     Series A 6.100% 5/1/19..........................         330           323
                                                                         -------
                                                                          11,979
Georgia (4.1%)
Cartersville Development Authority (Anheuser-Busch)
   7.375% 5/1/09 (c).................................       3,000         3,479
Clayton County Housing Authority Multi-Family Housing
   Revenue (Magnolia Park Apartments Project)
   Series A 6.250% 6/1/30............................       1,000           990
Municipal Electric Authority of Georgia Power Revenue
   Series V
   6.600% 1/1/18.....................................       6,065         6,829
Rockdale County Development Authority Solid Waste
   Disposal Revenue (Visy Paper) 7.500% 1/1/26 (c)...       1,000         1,048
                                                                         -------
                                                                          12,346
Idaho (0.7%)
Idaho Health Facilities Authority Revenue (St. Lukes
   Regional Medical Center Project) VRDB 2.550%......         300           300
Idaho Housing Agency Single-Family Mortgage Series B
   7.500% 7/1/24 (c).................................       1,645         1,730
                                                                         -------
                                                                           2,030
Illinois (4.1%)
Chicago Skyway Toll Bridge Revenue (escrowed in U.S.
   Treasury securities, prerefunded to 1/1/04)
   6.750% 1/1/17.....................................       1,500         1,662
Illinois Development Finance Authority
   (Catholic Charities) 5.950% 1/1/09................       1,400         1,405
   (Hoosier Care Project) Series A 7.125% 6/1/34.....       1,500         1,502
   (Latin School of Chicago) 5.650% 8/1/28...........       1,725         1,629
Illinois Development Finance Authority Solid Waste
    Disposal Revenue (Waste Management Incorporated
    Project) 5.050% 1/1/10...........................           250         244
Illinois Educational Facilities Authority Revenue
   (Cultural Pool) VRDB 3.000% ......................       2,200         2,200
Illinois Health Facilities Authority Revenue
   (United Medical Center, escrowed in U.S. Treasury
   securities, prerefunded to 7/1/03)
   8.125% 7/1/06.....................................       2,015         2,219
(Edward Hospital Association, escrowed in U.S.
   Treasury securities, prerefunded to 2/15/02)
   7.000% 2/15/22 ...................................         685           742
Illinois Housing Development Authority Multi-Family
   Housing Series C 7.400% 7/1/23....................         140           148
Southwestern Illinois Development Authority Revenue
   (Anderson Hospital) 5.500% 8/15/20................         500           471
   (Anderson Hospital) 5.625% 8/15/29................         250           238
                                                                         -------
                                                                          12,460
Indiana (11.9%)
Hammond Sewer & Solid Waste Disposal Revenue
   (American Maize Products, gtd. by Eridania Beghin-Say)
   8.000% 12/1/24 (c)................................       4,000         4,535
Indiana Health Facility Financing Authority Revenue
   (Metro Health/Indiana Project) 6.400% 12/1/33.....       1,500         1,436
   (Hoosier Care Project) Series A 7.125% 6/1/34.....         150           150
Indiana Health Facility Financing Authority Hospital
   Revenue (Riverview Hospital Project)
   5.500% 8/1/24.....................................         575           541

SR&FHigh-Yield Municipals Portfolio
--------------------------------------------------------------------------------
Continued                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Indiana (Continued)
Indiana State Development Finance Authority Revenue
   (Inland Steel Company) 5.750% 10/1/11.............     $ 5,000       $ 4,625
Indiana Transportation Finance Authority Airport Facilities
   Lease Revenue Series A
     6.250% 11/1/16 (escrowed in U.S. Treasury securities,
      prerefunded to 11/1/02) .......................       3,550         3,830
     6.250% 11/1/16..................................         950         1,008
Indianapolis Airport Authority Revenue Special Facilities
   (Federal Express) 7.100% 1/15/17 (c)..............       5,000         5,494
   (United Airlines) 6.500% 11/15/31 (c).............       3,000         3,143
Indianapolis Local Public Improvement Bond Bank Series C
   (escrowed in U.S. Treasury securities, prerefunded
   to 1/1/02) 6.700% 1/1/17..........................       8,900         9,575
Jasper County Economic Development Revenue
   (Georgia Pacific Project) 5.600% 4/1/29...........       1,000           958
New Castle Economic Development Revenue Series B
   Zero Coupon 3/1/18 (b)............................      30,655            77
Purdue University Indiana University Revenue
   (Student Fee) Series O VRDB 2.950%................         295           295
                                                                         -------
                                                                          35,667
Iowa (0.5%)
Iowa Housing Finance Authority (AMBAC Insured)
   Zero Coupon 9/1/16................................      11,160         1,568

Kansas (0.7%)
Wichita Revenue (CSJ Health System) 7.000% 11/15/18..       2,000         2,124

Louisiana (3.0%)
Calcasieu Parish Industrial Development Board PCR
   (Entergy Gulf States) 5.450% 7/1/10...............         500           482
De Soto Parish Environmental Improvement Revenue
   (International Paper) Series A 7.700% 11/1/18 (c).       2,500         2,834
Louisiana Public Facilities Authority Hospital Revenue
   (Women's Hospital Foundation, escrowed in U.S. Treasury
     securities, prerefunded to 10/1/02) 7.250% 10/1/22     2,300         2,536
   (Progressive Healthcare Providers) 6.375% 10/1/28.       2,000         1,885
   (Touro Infirmary Project) Series A 5.625% 8/15/29.       1,400         1,344
                                                                         -------
                                                                           9,081
Massachusetts (3.2%)
Massachusetts Bay Transportation Authority Series 92B
   6.200% 3/1/16.....................................       5,825         6,427
Massachusetts State Development Finance Agency Revenue
   (Boston Biomedical Research) 5.650% 2/1/19........         250           241
   (Loomis Community Project) Series A 5.625% 7/1/15.         500           481
   (Loomis Community Project) Series A 5.750% 7/1/23.         250           239
Massachusetts State Health & Educational Facilities
   Authority Revenue (Dana Farber Cancer Institute)
   6.250% 12/1/22....................................       2,000         2,104
                                                                         -------
                                                                           9,492
Michigan (1.2%)
Dickinson County Healthcare Systems Hospital Revenue
   5.800% 11/1/24....................................       1,300         1,253
Michigan State Hospital Finance Authority Revenue
   (Detroit Medical Center) Series A 5.250% 8/15/28..       1,000           856
Michigan Strategic Fund Limited Obligation Revenue
   (Michigan Sugar Company-Carollton)
   Series C 6.550% 11/1/25...........................       1,500         1,532
                                                                         -------
                                                                           3,641

SR&FHigh-Yield Municipals Portfolio
--------------------------------------------------------------------------------
Continued                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Minnesota (1.2%)
Maplewood Health Care Facility Revenue
   (Health East Project) 5.700% 11/15/02.............      $  500        $  501
Minneapolis Revenue (Walker Methodist Senior Services)
   Series C 6.000% 11/15/28..........................       1,300         1,256
New Hope Housing and Health Care Facilities Revenue
   (Minnesota Masonic Home North Ridge) 5.875% 3/1/29         900           858
Victoria Private School Facility Revenue
   (Holy Family Catholic High School)
   Series A 5.875% 9/1/29............................       1,200         1,178
                                                                         -------
                                                                           3,793
Mississippi (3.0%)
Adams County Hospital Revenue (Jefferson Davis Memorial
   Hospital, escrowed in U.S. Treasury securities,
   prerefunded to 10/1/01) 7.900% 10/1/08............         750           822
Lowndes County Solid Waste Disposal PCR
   (Weyerhaeuser Company) 6.800% 4/1/22..............       5,995         6,821
Mississippi Business Finance Corporation PCR
   (Systems Energy Research Project) 5.900% 5/1/22...       1,250         1,219
                                                                         -------
                                                                           8,862
Missouri (1.8%)
Missouri Health & Educational Facilities Authority Health
   Facilities Revenue (Lutheran Senior Services)
   5.750% 2/1/17.....................................       2,000         2,013
St. Louis Industrial Development Authority IDR (Kiel Center)
   7.875% 12/1/24 (c)................................       3,000         3,233
                                                                         -------
                                                                           5,246
Montana (0.2%)
Montana State Board of Housing Single-Family Mortgage
   Series B-1 7.300% 10/1/17.........................         335           350
   Series B-2 7.500% 4/1/23 (c)......................         370           386
                                                                         -------
                                                                             736
Nebraska (1.4%)
Nebraska Higher Education Loan Program Series A-6
   Junior Subordinated (MBIA Insured) 6.450% 6/1/18 (c)     4,000         4,197

Nevada (1.8%)
Clark County IDR (Nevada Power Company)
   Series A 5.900% 11/1/32 (c).......................       3,000         3,007
Humboldt County PCR (Idaho Power Company) 8.300% 12/1/14    2,000         2,286
                                                                         -------
                                                                           5,293
New Hampshire (0.3%)
New Hampshire Higher Educational and Health Facilities
   Authority Revenue (Littleton Hospital Association)
   Series A 6.00% 5/1/28.............................       1,000           988

New Jersey (1.9%)
New Jersey Economic Development Authority Revenue Series A
   (Winchester Gardens Project, Marcus L. Ward Home)
   8.625% 11/1/25....................................       5,000         5,644

New Mexico (3.1%)
Farmington PCR
   (Public Service Company of New Mexico) 6.300% 12/1/16    5,000         5,175
   (Tucson Electric Power Company) 6.950% 10/1/20....       2,000         2,162
New Mexico Educational Assistance Foundation Student Loan
   Revenue Subordinated Series A-2 6.650% 11/1/25 (c)       1,955         2,013
                                                                         -------
                                                                           9,350

SR&FHigh-Yield Municipals Portfolio
--------------------------------------------------------------------------------
Continued                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
New York (4.5%)
New York City GO
   Series B (FGIC Insured) VRDB 2.900% ..............      $  200        $  200
   Series B 7.250% 8/15/07 ..........................       1,000         1,145
   Series G 5.750% 2/1/14 ...........................       5,720         5,872
New York City Industrial Development Authority
    Special Facility Revenue (Terminal One Group
    Association) 6.000% 1/1/15 (c)...................       3,465         3,599
New York City Municipal Water Finance Authority
Water & Sewer Systems Revenue Series A VRDB 2.900%...         300           300
Triborough Bridge & Tunnel Authority Revenue
   Series E 7.250% 1/1/10............................       2,000         2,269
                                                                         -------
                                                                          13,385
North Carolina (3.1%)
North Carolina Eastern Municipal Power Agency Revenue
   Series A 6.500% 1/1/18 (escrowed in U.S.
   Treasury securities)..............................       3,320         3,820
   Series A 6.500% 1/1/18............................       1,680         1,791
   Series B 6.000% 1/1/26............................       3,500         3,542
                                                                         -------
                                                                           9,153
Ohio (3.2%)
Franklin County Hospital Revenue
   (Doctors OhioHealth Corporation) 5.600% 12/1/28...       2,650         2,470
Greater Allen County Housing Development Corporation Revenue
   (Steiner-McBride Apartments) 10.250% 9/1/03.......       1,385         1,387
Highland County Joint Township Hospital Facilities Revenue
   6.750% 12/1/29....................................       1,250         1,278
Miami County Hospital Facility
   (Upper Valley Medical Center) Series A 6.375% 5/15/26    1,015         1,038
Ohio State Water Development Authority Solid Waste
   Disposal Revenue (Bay Shore Power Company) Series A
   5.875% 9/1/20 (c).................................       3,500         3,456
                                                                         -------
                                                                           9,629
Pennsylvania (11.2%)
Allentown Area Hospital Authority Revenue (Sacred Heart
   Hospital) 7.500% 7/1/06...........................       3,460         3,704
Beaver County Industrial Development Authority PCR
   (Toledo Edison Company) 7.625% 5/1/20.............       4,900         5,463
Dauphin County Industrial Development Authority Water
   Development Revenue (General Waterworks Corporation)
   Series A 6.900% 6/1/24 (c)........................       3,200         3,770
Montgomery County Higher Education & Health Authority
   Hospital Revenue (Jeanes Health Systems, escrowed in U.S.
   Treasury securities, prerefunded to 7/1/00)
   8.750% 7/1/20.....................................       3,200         3,422
Pennsylvania Economic Development Financing Authority
   Resource Recovery Revenue (Northampton Generating)
     Series B 6.750% 1/1/07 (c)......................       3,000         3,203
     Series A 6.500% 1/1/13 (c)......................       2,000         2,088
Philadelphia Authority For Industrial Development Airport
   Revenue (Aero Philadelphia LLC) 5.500% 1/1/24.....       1,000           919
Philadelphia Hospitals & Higher Education Facilities
   Authority Revenue (Temple University Hospital)
   5.875% 11/15/23...................................       4,000         3,936
Philadelphia Municipal Authority Revenue Lease Series
   1993D 6.250% 7/15/13..............................       2,500         2,611
Philadelphia Water & Sewer Revenue Tenth Series
   (escrowed in U.S. Treasury securities)
   7.350% 9/1/04 (d).................................       4,085         4,481
                                                                         -------
                                                                          33,597

SR&FHigh-Yield Municipals Portfolio
--------------------------------------------------------------------------------
Continued                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
South Dakota (0.9%)
South Dakota Student Loan Assistance Corporation Series C
   (escrowed in U.S. Treasury securities)
   7.450% 8/1/00 (c).................................     $ 2,700      $  2,805

Tennessee (0.5%)
Metropolitan Government of Nashville & Davidson Counties Health
   and Educational Facilities Board Revenue (The Blakeford
   at Green Hills) 5.650% 7/1/24.....................       1,500         1,427

Texas (5.6%)
Abilene Health Facilities Development Corporation Retirement
   Facilities Revenue (Sears Methodist Retirement)
     Series A 5.900% 11/15/25........................       2,100         2,013
     6.000% 11/15/29.................................         500           485
Alliance Airport Authority Special Facilities Revenue
   (American Airlines) 7.000% 12/1/11 (c)............       4,070         4,653
Brazos Higher Education Authority Subordinated Series C-2
   5.875% 6/1/04 (c).................................         390           393
Houston Airport System Revenue (Continental Airlines)
   6.125% 7/15/17 (c)................................       2,000         2,030
   6.125% 7/15/27 (c)................................       2,000         2,025
Richardson Hospital Authority (Baylor/Richardson)
   5.625% 12/1/28....................................         900           842
Texas City IDR (Atlantic Richfield Company) 7.375% 10/1/20  2,000         2,478
Tyler Health Facilities Development Corporation
   (Mother Frances Hospital) Series A 5.625% 7/1/13..       1,785         1,742
                                                                         -------
                                                                          16,661
Utah (0.1%)
Utah Housing Finance Agency Single-Family Mortgage
   Series B-2 7.750% 1/1/23 (c)......................          75            78
   Series C-3 7.550% 7/1/23 (c)......................         190           198
                                                                         -------
                                                                             276
Virginia (2.9%)
Greensville County Industrial Development Authority Revenue
   (Wheeling Steel Project) Series A
     6.375% 4/1/04 ..................................         125           124
     7.000% 4/1/14...................................         555           543
Peninsula Ports Authority Revenue
   (Port Facility-Ziegler Coal) 6.900% 5/2/22........         825           821
Pittsylvania County Industrial Development Authority Revenue
   (Multitrade of Pittsylvania County L.P.) Series A
     7.450% 1/1/09 (c)...............................       3,500         3,776
     7.550% 1/1/19 (c)...............................       3,100         3,344
                                                                         -------
                                                                           8,608
Washington (4.3%)
Quincy Water and Sewer Revenue Series I (escrowed in
   U.S. Treasury securities, prerefunded to 11/1/00)
   9.250% 11/1/10....................................       2,375         2,534
Washington State Health Care Facilities Authority Revenue
   (Sacred Heart Medical Center) 6.875% 2/15/12......       1,500         1,589
Washington State Housing Finance Commission Single-Family
   Mortgage Revenue Series C (collateralized by
   GNMA/FNMA securities)
     Zero Coupon 1/1/22 (c)..........................       1,165           207
     Zero Coupon 7/1/22 (c)..........................       1,285           220
     Zero Coupon 1/1/23 (c)..........................       1,290           213
     Zero Coupon 7/1/23 (c)..........................       1,290           205
     Zero Coupon 1/1/24 (c)..........................       1,290           197
     Zero Coupon 7/1/24 (c)..........................       1,290           190

SR&FHigh-Yield Municipals Portfolio
--------------------------------------------------------------------------------
Continued                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Washington (Continued)
Washington State Public Power Supply System
   Nuclear Project No. 2 Revenue Series A
     Zero Coupon 7/1/07..............................     $ 6,945       $ 4,645
     6.300% 7/1/12...................................       2,500         2,743
                                                                         -------
                                                                          12,743
Wisconsin (1.3%)
Wisconsin State Health & Educational Facilities
   Authority Revenue
   (Attic Angel Community) 5.750% 11/15/27...........       1,250         1,181
   (Clement Manor) 5.750% 8/15/24....................       3,000         2,813
                                                                         -------
                                                                           3,994
Multi-State (0.7%)
Charter Mac Equity 6.625% 6/30/49....................       2,000        2,000
--------------------------------------------------------------------------------
Total Municipal Securities (98.9%)
   (Cost $280,748) (e)...............................                   296,407
Other Assets, Less Liabilities (1.1%)................                     3,256
                                                                         -------
Total Net Assets (100.0%)............................                  $299,663
                                                                         =======
--------------------------------------------------------------------------------
Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a)These securities have been restructured. Under the restructuring agreement, the maturity date has been extended to 2015 and the stated rates have been reduced. The securities earned 6.500% through December, 1998 and are currently accruing 7.500%. The accrual rate is scheduled to increase to 8.500% in November, 2001.
(b)Issuer is in default of certain debt covenants. Income is not being accrued.
(c)Security is subject to the federal alternative minimum tax. At June 30, 1999, the market value of these securities represented 26.2% of total net assets.
(d)Security was pledged to cover margin requirements for open future contracts. The following contracts were open at June 30, 1999:

                                Number of    Contract               Unrealized
        Type       Position     Contracts     Value    Expiration  Gain (Loss)
   ----------      --------    ----------    --------  ----------  ------------
  U.S. T-Note       Long           94        $10,452     Sep-99       $  146
  U.S. T-Bond       Long           52          6,027     Sep-99         (109)

(e)At June 30, 1999, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $15,659, consisting of gross unrealized appreciation of $18,958 and gross unrealized depreciation of $3,299.

Variable rate demand bonds (VRDB) are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calender days and normally incorporate an irrevocable letter of credit or line of credit from a major bank.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 1999
(All amounts in thousands, except per-share data)


                                                         Municipal
                                                             Money    Intermediate         Managed       High-Yield
                                                            Market      Municipals      Municipals       Municipals
                                                              Fund            Fund            Fund             Fund
                                                       -----------     -----------     -----------      -----------
Assets
Investment in Portfolio, at value......................   $120,062           $ --            $ --          $298,733
Investments, at market value (cost $158,810
   and $500,253, respectively).........................        --          166,086         537,980               --
Accrued interest receivable............................        --            2,915           9,509               --
Receivable for investments sold........................        --              811           7,229               --
Receivable for fund shares sold........................        496             367              29              152
Cash...................................................         18           1,012              42               25
Other assets...........................................         18             --               83               84
                                                         ---------       ---------       ---------        ---------
   Total assets........................................    120,594         171,191         554,872          298,994
                                                         ---------       ---------       ---------        ---------
Liabilities
Payable for investments purchased......................        --              484          14,754               --
Dividends payable......................................         79             202             790              462
Payable for fund shares redeemed.......................      1,405           1,460             426              458
Payable to investment advisor and transfer agent.......         55             112             326              122
Other liabilities......................................         23              37             254               78
                                                         ---------       ---------       ---------        ---------
   Total liabilities...................................      1,562           2,295          16,550            1,120
                                                         ---------       ---------       ---------        ---------
   Net assets..........................................   $119,032        $168,896        $538,322         $297,874


                                                          ========        ========         ========        ========
Analysis of Net Assets
Paid-in capital........................................   $119,028        $160,894        $496,954         $291,899
Undistributed (overdistributed) net
   investment income...................................         12              51            (216)            (242)
Net unrealized appreciation on investments
   and futures contracts ..............................        --            7,276          37,727           (9,486)
Accumulated net realized gain (loss) on
   investments and futures transactions................         (8)            675           3,857           15,703
                                                         ---------       ---------       ---------        ---------
   Net assets..........................................   $119,032        $168,896        $538,322         $297,874


                                                          ========        ========         ========        ========
Shares outstanding (unlimited number authorized).......    118,970          15,042          59,378           25,443


                                                          ========        ========         ========        ========
Net asset value per share..............................    $  1.00         $ 11.23          $ 9.07          $ 11.71
                                                          ========        ========         ========        ========

See accompanying Notes to Financial Statements.

Statements of Operations
--------------------------------------------------------------------------------
For the Year Ended June 30, 1999
(All amounts in thousands)


                                                             Municipal
                                                                 Money    Intermediate         Managed       High-Yield
                                                                Market      Municipals      Municipals       Municipals
                                                                  Fund            Fund            Fund             Fund
                                                           -----------     -----------     -----------      -----------
Investment Income
Interest allocated from Portfolio..........................     $4,097           $ --           $  --           $19,776
Interest...................................................        --           10,250          32,911               --
                                                               -------        --------        --------         --------
   Total investment income.................................      4,097          10,250          32,911           19,776
                                                               -------        --------        --------         --------
Expenses
Management fees............................................        --              850           2,372               --
Expenses allocated from Portfolio..........................        364             --              --             1,493
Transfer agent fees........................................        181             272             841              488
Administrative fees........................................        301             267             649              424
Printing and postage.......................................         15              19             --                36
Accounting fees............................................         27              28              38               32
Audit and legal fees.......................................         19              26              28                4
Other......................................................         49              79             184               44
                                                               -------        --------        --------         --------
   Total expenses..........................................        956           1,541           4,112            2,521
Reimbursement of expenses by investment advisor............       (108)           (179)            --               --
                                                               -------        --------        --------         --------
   Net expenses............................................        848           1,362           4,112            2,521
                                                               -------        --------        --------         --------
   Net investment income...................................      3,249           8,888          28,799           17,255
                                                               -------        --------        --------         --------
Realized and Unrealized Gain (Loss) on Investments
   and Futures Transactions
Net realized gain (loss) on investments and
   futures transactions allocated from Portfolio...........        --              --               --            3,655
Net realized gain (loss) on investments....................        --            1,053           5,166               --
Net change in unrealized appreciation or depreciation
   on investments and futures transactions.................        --           (5,460)         (23,858)        (10,380)
                                                               -------        --------        --------         --------
   Net loss on investments and futures transactions........        --           (4,407)        (18,692)          (6,725)
                                                               -------        --------        --------         --------
Net Increase in Net Assets Resulting from Operations.......     $3,249         $ 4,481        $ 10,107          $10,530
                                                             =========      ==========       ==========     ===========

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------


For the Years Ended June 30, 1998 and 1999
(All amounts in thousands)



                                                            Municipal Money                  Intermediate
                                                              Market Fund                   Municipals Fund
                                                          1999            1998            1999             1998
                                                     ---------------------------      --------------------------
Operations
Net investment income ...............................  $ 3,249         $ 3,771       $   8,888        $   9,378
Net realized gain (loss) on investments..............      --              --            1,053              753
Net change in unrealized appreciation or
   depreciation on investments.......................      --              --           (5,460)           3,083
                                                     ---------       ---------       ---------        ---------
   Net increase in net assets resulting from
   operations........................................    3,249           3,771           4,481           13,214
                                                     ---------       ---------       ---------        ---------
Distributions to Shareholders
Distributions from net investment income.............   (3,252)         (3,771)         (8,885)          (9,378)
Distributions from net capital gains.................      --              --             (926)            (545)
                                                     ---------       ---------       ---------        ---------
   Total distributions to shareholders...............   (3,252)         (3,771)         (9,811)          (9,923)
                                                     ---------       ---------       ---------        ---------
Share Transactions
Subscriptions to fund shares.........................  197,191         177,051          31,678           31,594
Value of distributions reinvested....................    2,897           2,975           6,806            5,718
Redemptions of fund shares........................... (196,332)       (183,171)        (59,909)         (40,958)
                                                     ---------      ----------      ----------        ---------
   Net increase (decrease) from share transactions...    3,756          (3,145)        (21,425)          (3,646)
                                                     ---------      ----------      ----------        ---------
   Net increase (decrease) in net assets.............    3,753          (3,145)        (26,755)            (355)
Total Net Assets
Beginning of period..................................  115,279         118,424         195,651          196,006
                                                     ---------       ---------       ---------        ---------
End of period........................................ $119,032        $115,279        $168,896         $195,651


                                                     =========      ==========      ==========       ==========
Analysis of Changes in Shares of
   Beneficial Interest
Subscriptions to fund shares ........................  197,191         177,051           2,720            2,733
Issued in reinvestment of distributions..............    2,897           2,975             586              494
Redemptions of fund shares........................... (196,332)       (183,171)         (5,169)          (3,542)
                                                     ---------       ---------       ---------        ---------
   Net increase (decrease) in fund shares............    3,756          (3,145)         (1,863)            (315)
Shares outstanding at beginning of period............  115,214         118,359          16,905           17,220
                                                     ---------       ---------       ---------        ---------
Shares outstanding at end of period..................  118,970         115,214          15,042           16,905
                                                     =========      ==========      ==========       ==========

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------


For the Years Ended June 30, 1998 and 1999
(All amounts in thousands)



                                                                   Managed                       High-Yield
                                                               Municipals Fund                 Municipals Fund
                                                             1999            1998            1999             1998
                                                        ---------------------------      --------------------------
Operations
Net investment income .................................. $ 28,799        $ 30,361        $ 17,255        $  17,880
Net realized gain (loss) on investments and
   futures transactions.................................    5,166           1,473           3,655           (3,850)
Net change in unrealized appreciation or
   depreciation on investments and futures
   transactions.........................................  (23,858)         15,722          (10,380)         11,887
                                                        ---------       ---------       ---------        ---------
   Net increase in net assets resulting
   from operations......................................   10,107          47,556          10,530           25,917
                                                        ---------       ---------       ---------        ---------
Distributions to Shareholders
Distributions from net investment income................  (28,945)        (30,361)        (17,606)         (17,880)
                                                        ---------       ---------       ---------        ---------
Share Transactions
Subscriptions to fund shares............................   43,856          42,525          57,493           75,509
Value of distributions reinvested.......................   16,296          16,076          11,152            9,200
Redemptions of fund shares..............................  (86,130)        (75,024)       (105,475)         (57,036)
                                                        ---------      ----------      ----------        ---------
   Net increase (decrease) from share transactions......  (25,978)        (16,423)        (36,830)          27,673
                                                        ---------      ----------      ----------        ---------
   Net increase (decrease) in net assets................  (44,816)            772         (43,906)          35,710
Total Net Assets
Beginning of period.....................................  583,138         582,366         341,780          306,070
                                                        ---------       ---------       ---------        ---------
End of period........................................... $538,322        $583,138        $297,874         $341,780


                                                        =========      ==========      ==========       ==========
Analysis of Changes in Shares of
   Beneficial Interest
Subscriptions to fund shares ...........................    4,661           4,557           4,792            6,341
Issued in reinvestment of distributions.................    1,735           1,721             932              771
Redemptions of fund shares..............................   (9,176)         (8,036)         (8,823)          (4,792)
                                                        ---------       ---------       ---------        ---------
   Net increase (decrease) in fund shares...............   (2,780)         (1,758)         (3,099)           2,320
Shares outstanding at beginning of period...............   62,158          63,916          28,542           26,222
                                                        ---------       ---------       ---------        ---------
Shares outstanding at end of period.....................   59,378          62,158          25,443           28,542
                                                       ==========      ==========      ==========       ==========

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------


June 30, 1999
(All amounts in thousands)


                                                              SR&F       SR&F
                                                         Municipal High-Yield
                                                      Money Market Municipals
                                                         Portfolio  Portfolio
                                                        ---------- ----------
Assets
Investments, at market value (cost $140,707 and
   $280,748, respectively).............................   $140,707   $296,407
Interest receivable....................................        610      5,510
Receivable for investments sold........................        839      1,608
Cash...................................................         --         30
Variation margin receivable on futures.................         --        131
Other..................................................          5        --
                                                         ---------  ---------
   Total assets........................................    142,161    303,686
                                                         ---------  ---------
Liabilities
Payable for investments purchased......................      8,035      3,905
Payable to investment advisor..........................         30        117
Other liabilities......................................         47          1
                                                         ---------  ---------
   Total liabilities...................................      8,112      4,023
                                                         ---------  ---------
   Net assets applicable to investors'
     beneficial interest...............................   $134,049   $299,663
                                                        ========== ==========


Statements of Operations
--------------------------------------------------------------------------------


For the Year Ended June 30, 1999
(All amounts in thousands)


                                                                  SR&F       SR&F
                                                             Municipal High-Yield
                                                          Money Market Municipals
                                                             Portfolio  Portfolio
                                                            ---------- ----------
Investment Income
Interest...................................................     $4,598    $19,891
                                                               -------   --------
Expenses
Management fees............................................        339      1,400
Accounting fees............................................         27         32
Audit and legal fees.......................................         17         33
Trustees' fees.............................................          9         13
Custodian fees.............................................          4          2
Other......................................................         13         22
                                                               -------   --------
   Total expenses..........................................        409      1,502
                                                               -------   --------
   Net investment income...................................      4,189     18,389
                                                               -------   --------
Realized and Unrealized Gain (Loss) on Investments
   and Futures Transactions
Net realized gain on investments and futures transactions..        --       3,631
Net change in unrealized appreciation or depreciation on investment
   and futures transactions................................        --     (10,388)
                                                               -------   --------
   Net loss on investments ................................        --      (6,757)
                                                               -------   --------
Net Increase in Net Assets Resulting from Operations.......     $4,189    $11,632
                                                              ========  =========

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------


For the Years Ended June 30, 1998 and 1999
(All amounts in thousands)



                                         SR&F Municipal     High-Yield Municipals
                                     Money Market Portfolio             Portfolio
                                           1999       1998        1999   1998 (a)
                                      ---------   ---------  ---------  ---------
Operations
Net investment income...............     $4,189      $4,891    $18,389     $7,847
Net realized gain (loss) on investments
   and futures transactions.........        --          --       3,631       (214)
Net change in unrealized appreciation or
   depreciation on investments
   and futures transactions.........        --          --     (10,388)    (1,762)
                                      ---------   ---------  ---------  ---------
   Net increase in net assets resulting
     from operations................      4,189       4,891     11,632      5,871
                                      ---------   ---------  ---------  ---------
Transactions in Investors' Beneficial Interest
Contributions.......................    101,419      80,237     27,867    349,343
Withdrawals.........................   (103,577)    (92,038)   (83,002)   (12,048)
                                      ---------   ---------  ---------  ---------
   Net increase (decrease) from transactions
     in investors' beneficial interest   (2,158)   (11,801)   (55,135)    337,295
                                      ---------   ---------  ---------  ---------
   Net increase (decrease) in net assets  2,031     (6,910)   (43,503)    343,166
Total Net Assets
Beginning of period.................    132,018     138,928    343,166        --
                                      ---------   ---------  ---------  ---------
End of period.......................   $134,049    $132,018   $299,663   $343,166
                                    =========== =================================

(a)From commencement of operations on February 2, 1998.


See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts in thousands)



Note 1. Organization
Stein Roe Municipal Money Market Fund, Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund and Stein Roe High-Yield Municipals Fund (the "Funds") are series of Stein Roe Municipal Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Municipal Money Market Fund and High-Yield Municipals Fund invest substantially all of their assets in SR&F Municipal Money Market Portfolio and SR&F High-Yield Municipals Portfolio (the "Portfolios"), respectively.
   The Portfolios are series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. SR&F High-Yield Municipals Portfolio commenced operations on February 2, 1998. At commencement, High-Yield Municipals Fund contributed $335,711 in securities and other assets to SR&F High-Yield Municipals Portfolio in exchange for beneficial ownership of the Portfolio. At February 4, 1998, Stein Roe Advisor High-Yield Municipals Fund contributed cash of $100 to the Portfolio. The Portfolios allocate income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At June 30, 1999, Stein Roe Municipal Money Market Fund and Colonial Municipal Money Market Fund owned 89.6 percent and 10.4 percent, respectively, of SR&F Municipal Money Market Portfolio; and Stein Roe High-Yield Municipals Fund and Stein Roe Advisor High-Yield Municipals Fund owned 99.7 percent and .3 percent, respectively, of SR&F High-Yield Municipals Portfolio.

Note 2. Significant
Accounting Policies
The following summarizes the significant accounting policies of the Funds and Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investment Transactions
and Investment Income
   Investment transactions are accounted for on trade date. Interest income, including premium amortization, is recorded daily on an accrual basis. Realized gains or losses from investment transactions are reported on a specific identified cost basis.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------


   Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The values of such securities are subject to market fluctuations during this period. None of the Funds had when-issued or delayed delivery purchase commitments as of June 30, 1999.

Security Valuations

  All securities are valued as of June 30, 1999. Municipal securities are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of bid valuations provided by a pricing service, except for SR&F Municipal Money Market Portfolio. This Portfolio utilizes the amortized cost method to value its investments. This technique approximates market value and involves valuing a security initially at cost and, thereafter, assuming a constant amortization to maturity of any discount or premium. In the event that a deviation of .50 of 1 percent or more exists between Stein Roe Municipal Money Market Fund's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, its Board of Trustees would consider what action, if any, should be taken. Other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
   Municipal Money Market Fund attempts to maintain a per-share net asset value of $1.00, which management believes will be possible under most conditions.


Futures Contracts
   Intermediate Municipals Fund, Managed Municipals Fund and SR&F High-Yield Municipals Portfolio may enter into futures contracts to either hedge against expected declines of their portfolio securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time a fund seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged.
   Upon entering into a futures contract, the Fund/Portfolio deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by the Fund/Portfolio equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund/Portfolio

Notes to Financial Statements Continued
--------------------------------------------------------------------------------


recognizes a realized gain or loss when the contract is closed or expires. Federal Income Taxes
No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on methods approved by the Internal Revenue Service. All dividends paid from net investment income by the Funds constitute tax-exempt interest that is not taxable for federal income tax purposes; however, a portion of the dividends paid may be inclusive in the alternative minimum tax calculation.
   The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At June 30, 1999, the Funds had capital loss carryforwards as follows:

                                                 Year of
Fund                            Amount        Expiration
High Yield Municipals           $8,575         2005-2006
Municipal Money Market               8         2002-2005

Distributions to Shareholders
Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently than generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

Note 3. Portfolio Composition
The Funds and Portfolios invest in municipal securities including, but not limited to, general obligation bonds, revenue bonds and escrowed bonds (i.e., bonds that have been refinanced, the proceeds of which have been invested in U.S. or state and local government obligations that are set aside to pay off the original issue at the first call date or maturity). See Fund Highlights for a breakdown of securities held by type at June 30, 1999.
   The Funds and Portfolios hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At June 30, 1999, investments in these securities for Intermediate Municipals Fund, Managed Municipals

Notes to Financial Statements Continued
--------------------------------------------------------------------------------


Fund and SR&F High-Yield Municipals Portfolio represented 59.0 percent, 21.6 percent and 2.3 percent of holdings, respectively. SR&F Municipal Money Market Portfolio invests in certain short-term securities that are backed by bank letters of credit used to provide liquidity to the issuer and/or additional security in the event of default. At June 30, 1999, 60.7 percent of the Portfolio was backed by bank letters of credit. See the Portfolio of Investments for each Fund or Portfolio for additional information regarding portfolio composition.

Note 4. Trustees' Fees and
Transactions with Affiliates

   The Funds and Portfolios pay monthly management and administrative fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment advisor and manager. The management fee for SR&F Municipal Money Market Portfolio is computed at an annual rate of .25 of 1 percent of average daily net assets. The management fee for Inter mediate Municipals Fund and SR&F High-Yield Municipals Portfolio is .45 of 1 percent of the first $100 million of average daily net assets, .425 of 1 percent of the next $100 million and .40 of 1 percent thereafter. The management fee for Managed Municipals Fund is .45 of 1 percent of the first $100 million of average daily net assets, .425 of 1 percent of the next $100 million, .40 of 1 percent of the next $800 million and .375 of 1 percent thereafter.
   The administrative fee for the Municipal Money Market Fund is computed at an annual rate of .25 of 1 percent of average daily net assets up to $500 million,
 .20 of 1 percent of average daily net assets for the next $500 million and .15 of 1 percent thereafter. The administrative fee for Intermediate Municipals Fund and High-Yield Municipals Fund is computed at an annual rate of .15 of 1 percent of the first $100 million of average daily net assets, .125 of 1 percent of the next $100 million and .10 of 1 percent thereafter. The admin istrative fee for Managed Municipals Fund is .15 of 1 percent of the first $100 million of average daily net assets, .125 of 1 percent of the next $100 million, .10 of 1 percent of the next $800 million and .075 of 1 percent thereafter.
   The Advisor also provides accounting services to the Funds and Portfolios. For the year ended June 30, 1999, Municipal Money Market Fund, Intermediate Municipals Fund, Managed Municipals Fund,

Notes to Financial Statements Continued
--------------------------------------------------------------------------------


High-Yield Municipals Fund, SR&F Municipal Money Market Portfolio, and SR&F High-Yield Municipals Portfolio incurred charges of $27, $28, $38, $32, $27 and $32, respectively, for these services.
   The Advisor has agreed to reimburse Municipal Money Market Fund and Intermediate Municipals Fund for expenses in excess of .70 of 1 percent of average annual net assets. This commitment expires on October 31, 1999, subject to earlier termination by the Advisor on 30 days' notice.
   Transfer agent fees are paid to SteinRoe Services, Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc., also an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Funds.
   Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid to any other trustee or officer of the Trust.

Note 5. Short-Term Debt
To facilitate portfolio liquidity, the Funds and Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings by any of the Funds or Portfolios during the year ended June 30, 1999.

Note 6. Investment Transactions
The aggregate cost of purchases and proceeds from sales or maturities of securities, excluding short-term obligations, for the year ended June 30, 1999, were as follows:
                                                        Purchases         Sales
                                                        ---------      ---------
Intermediate Municipals Fund...........................   $90,031       $107,693
Managed Municipals Fund................................    98,667        115,287
SR&F High-Yield Municipals Portfolio...................    60,915         91,044

Financial Highlights
--------------------------------------------------------------------------------

Municipal Money Market Fund


Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                 Years Ended June 30,
                                         1999     1998     1997     1996     1995
                                     -------- -------- -------- -------- --------
Net Asset Value, Beginning of Period  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                     -------- -------- -------- -------- --------
   Net investment income..........      0.027    0.031    0.030    0.031    0.030
   Distributions from net
     investment income............     (0.027)  (0.031)  (0.030)  (0.031)  (0.030)
                                     -------- -------- -------- -------- --------
Net Asset Value, End of Period....    $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000


                                   ==================================================
Ratio of net expenses to average
   net assets (a)..................      0.70%    0.70%    0.70%    0.70%    0.70%
Ratio of net investment income to
   average net assets (b)..........      2.69%    3.06%    2.98%    3.09%    2.96%
Total return (b)...................      2.73%    3.10%    3.04%    3.13%    3.02%
Net assets, end of period (000's).   $119,032 $115,279 $118,424 $120,432 $146,704






SR&F Municipal Money Market Portfolio




                                                                         Period
                                                     Years Ended          Ended
                                                      June 30,         June 30,
                                                 1999     1998    1997  1996 (c)
                                             -------- ---------------- --------
Selected Ratios
Ratio of net expenses to average net assets.    0.30%    0.34%  0.32%   0.30%(d)
Ratio of net investment income to average
   net assets...............................    3.07%    3.41%  3.36%   3.50%(d)

(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 0.79, 0.86, 0.86, 0.84 and 0.78 percent for the years ended June 30, 1999 through June 30, 1995, respectively.

(b)  Computed giving effect to Advisor's expense limitation undertaking.

(c)From commencement of operations on September 28, 1995.

(d)Annualized.

Financial Highlights Continued
--------------------------------------------------------------------------------

Intermediate Municipals Fund


Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                 Years Ended June 30,
                                         1999     1998     1997     1996     1995
                                     -------- -------- -------- -------- --------
Net Asset Value, Beginning of Period  $ 11.57  $ 11.38  $ 11.22  $ 11.16  $ 11.00
                                     -------- -------- -------- -------- --------
Income From Investment Operations
   Net investment income..........       0.54     0.54     0.55     0.55     0.53
   Net realized and unrealized gain
     (loss) on investments........      (0.30)    0.22     0.22     0.06     0.16
                                     -------- -------- -------- -------- --------
      Total from investment operations   0.24     0.76     0.77     0.61     0.69
                                     -------- -------- -------- -------- --------
Distributions
   Net investment income..........      (0.54)   (0.54)   (0.55)   (0.55)   (0.53)
   Net realized gains.............      (0.04)   (0.03)   (0.06)      --       --
                                     -------- -------- -------- -------- --------
      Total distributions.........      (0.58)   (0.57)   (0.61)   (0.55)   (0.53)
                                     -------- -------- -------- -------- --------
Net Asset Value, End of Period....    $ 11.23  $ 11.57  $ 11.38  $ 11.22  $ 11.16
                                   ==================================================

Ratio of net expenses to average
   net assets (a).................      0.70%    0.70%    0.70%     0.70%    0.74%
Ratio of net investment income to
   average net assets (b).........      4.58%    4.70%    4.84%    4.82%    4.94%
Portfolio turnover rate...........        48%      29%      44%      66%      67%
Total return (b)..................      2.08%    6.84%    7.07%    5.47%    6.59%
Net assets, end of period (000's).   $168,896 $195,651 $196,006 $204,726 $212,489

(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 0.79, 0.81, 0.82, 0.81 and 0.76 percent for the years ended June 30, 1999 through June 30, 1995, respectively.
(b) Computed giving effect to Advisor's expense limitation undertaking.

--------------------------------------------------------------------------------

   Federal Income Tax Information (unaudited)
   For the fiscal year ended June 30, 1999, the Fund paid capital gains distributions of which 74% were long-term capital gains. All of the income distributions will be treated as exempt income for federal income tax purposes.

--------------------------------------------------------------------------------

Financial Highlights Continued
--------------------------------------------------------------------------------

Managed Municipals Fund


Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                 Years Ended June 30,
                                         1999     1998     1997     1996     1995
                                     -------- -------- -------- -------- --------
Net Asset Value, Beginning of Period   $ 9.38   $ 9.11   $ 8.85   $ 8.79   $ 8.70
                                     -------- -------- -------- -------- --------
Income From Investment Operations
   Net investment income..........       0.47     0.48     0.48     0.48     0.51
   Net realized and unrealized gain
     (loss) on investments........      (0.31)    0.27     0.26     0.06     0.09
                                     -------- -------- -------- -------- --------
      Total from investment operations   0.16     0.75     0.74     0.54     0.60
                                     -------- -------- -------- -------- --------
Distributions
   Net investment income..........      (0.47)   (0.48)   (0.48)   (0.48)   (0.51)
   Net realized gains.............         --       --       --       --       --
                                     -------- -------- -------- -------- --------
      Total distributions.........      (0.47)   (0.48)   (0.48)   (0.48)   (0.51)
                                     -------- -------- -------- -------- --------
Net Asset Value, End of Period....     $ 9.07   $ 9.38   $ 9.11   $ 8.85   $ 8.79
                                   ==================================================

Ratio of net expenses to average
   net assets.....................      0.72%    0.72%    0.73%    0.72%    0.65%
Ratio of net investment income to
   average net assets.............      5.02%    5.14%    5.31%    5.41%    5.85%
Portfolio turnover rate...........        17%      12%      16%      40%      33%
Total return .....................      1.67%    8.37%    8.56%    6.24%    7.12%
Net assets, end of period (000's).  $538,322 $583,138 $582,366 $606,359 $629,730

--------------------------------------------------------------------------------

   Federal Income Tax Information (unaudited)
   All of the income distributions will be treated as exempt income for federal income tax purposes.

--------------------------------------------------------------------------------

Financial Highlights Continued
--------------------------------------------------------------------------------

High-Yield Municipals Fund


Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                 Years Ended June 30,
                                         1999    1998     1997     1996    1995
                                     ---------------- -------- ----------------
Net Asset Value, Beginning of Period  $ 11.97  $ 11.67  $ 11.40  $ 11.31 $ 11.06
                                     ---------------- -------- -------- --------
Income From Investment Operations
   Net investment income..........       0.63    0.65     0.72     0.67     0.66
   Net realized and unrealized gain
     (loss) on investments and
     futures transactions.........      (0.25)   0.30     0.27     0.09     0.25
                                     ---------------- -------- -------- --------
      Total from investment operations   0.38    0.95     0.99     0.76     0.91
                                     ---------------- -------- -------- --------
Distributions
   Net investment income..........      (0.64)  (0.65)   (0.72)   (0.67)   (0.66)
   Net realized gains.............      --         --       --       --       --
                                     ---------------- -------- -------- --------
      Total distributions.........      (0.64)  (0.65)   (0.72)   (0.67)   (0.66)
                                     ---------------- -------- -------- --------
Net Asset Value, End of Period....    $ 11.71 $ 11.97  $ 11.67  $ 11.40  $ 11.31
                                   =================================================

Ratio of net expenses to average
   net assets.....................      0.77%   0.75%    0.77%    0.85%     0.86%
Ratio of net investment income to
   average net assets.............      5.26%   5.48%    6.20%    5.86%    5.98%
Portfolio turnover rate...........       N/A       8%(a)   11%(a)   34%(a)   23%(a)
Total return......................      3.18%(b)8.32%    8.91%    6.83%    8.54%
Net assets, end of period (000's).   $297,874 $341,780$306,070 $282,956 $281,155



SR&F High-Yield Municipals Portfolio


                                                                Year      Period
                                                               Ended       Ended
                                                            June 30,    June 30,
                                                                1999    1998 (c)
                                                           ---------   ---------
Selected Ratios
Ratio of net expenses to average net assets ...........       0.45%     0.47%(d)
Ratio of net investment income to average net assets...       5.55%     5.72%(d)
Portfolio turnover rate................................         19%        3%
(a)Prior to commencement of operations of the Portfolio.
(b)0.50% of the return is attributable to a one-time revaluation of a portfolio security reflecting the restructuring of this security. Absent this revaluation, the total return would have been 2.68%.
(c)From commencement of operations on February 2, 1998.
(d)Annualized.

--------------------------------------------------------------------------------

   Federal Income Tax Information (unaudited)
   All of the income distributions will be treated as exempt income for federal income tax purposes.

--------------------------------------------------------------------------------

Report of Independent Auditors
--------------------------------------------------------------------------------


To the Shareholders, Holders
of Investors' Beneficial Interest, and
Board of Trustees of the Stein Roe
Municipal Trust and SR&F Base Trust

Stein Roe Municipal Money
  Market Fund
Stein Roe Intermediate
  Municipals Fund
Stein Roe Managed
  Municipals Fund
Stein Roe High-Yield
  Municipals Fund
SR&F Municipal Money
  Market Portfolio
SR&F High Yield
  Municipals Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund, SR&F High Yield Municipals Portfolio and SR&F Municipal Money Market Portfolio as of June 30, 1999, and the accompanying statements of assets and liabilities of Stein Roe Municipal Money Market Fund and Stein Roe High-Yield Municipals Fund as of June 30, 1999, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' and Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial state ments and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Stein Roe Municipal Money Market Fund, Stein Roe


Report of Independent Auditors Continued
--------------------------------------------------------------------------------


   Intermediate Municipals Fund, Stein Roe Managed Municipals Fund, Stein Roe High-Yield Municipals Fund, SR&F Municipal Money Market Portfolio and SR&F High-Yield Municipals Portfolio at June 30, 1999, and the results of their operations, the changes in their net assets, and their financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

   [ERNST + YOUNG SIGNATURE]

Boston, Massachusetts
August 11, 1999


Municipal Trust
--------------------------------------------------------------------------------


Trustees
John A. Bacon, Jr.
Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

Officers
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Assistant Secretary
Loren A. Hansen, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
 Treasurer
J. Kevin Connaughton, Vice President
Joanne T. Costopoulos, Vice President
Brian M. Hartford, Vice President
Timothy Jacoby, Vice President
Gail D. Knudsen, Vice President
William C. Loring, Vice President
Lynn C. Maddox, Vice President
Maureen Newman, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Sharlene Thomas, Vice President
Veronica M. Wallace, Vice President
Heidi J. Walter, Vice President, Secretary
Janet B. Rysz, Assistant Secretary
Patricia Judge, Controller

Agents and Advisors
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
Liberty Funds Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Ernst & Young LLP
Independent Auditors






The Stein Roe Mutual Funds

Fixed Income Funds
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

Equity Funds
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund*
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Large Company Focus Fund
Midcap Growth Fund**
Capital Opportunities Fund
International Fund
Small Company Growth Fund

  * Formerly Special Fund
** Formerly Growth Opportunities Fund


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

           In Chicago, visit our Fund Center at One South Wacker Drive

                         Liberty Funds Distributor, Inc.

                                                                      TE11A 8/99